UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Quanta Services, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2017 Annual Meeting
of Stockholders and
Proxy Statement

QUANTA SERVICES, INC. 2800 Post Oak Boulevard, Suite 2600 Houston, TX 77056 (713) 629-7600

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 24, 2017

To our Stockholders:

The Annual Meeting of Stockholders of Quanta Services, Inc. (“Quanta”) will be held in the Williams Tower, 2nd Floor Conference Center, Auditorium No. 1, located at 2800 Post Oak Boulevard, Houston, Texas 77056, on May 24, 2017 at 8:30 a.m. local time. At the meeting, you will be asked to consider and act upon the following matters, which are more fully described in the accompanying Proxy Statement:

1.	Election of nine directors nominated by our Board of Directors;
2.	Approval, by non-binding advisory vote, of Quanta’s executive compensation;
3.	Recommendation, by non-binding advisory vote, of the frequency of future advisory votes on Quanta’s executive compensation;
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017; and
5.	Acting upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.

Our stockholders of record at the close of business on March 27, 2017 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting.

By Order of the Board of Directors,

Carolyn M. Campbell Corporate Secretary

Houston, Texas
April 14, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2017:

The Notice, Proxy Statement and 2016 Annual Report to Stockholders are available at www.proxyvote.com.

2017 Proxy Statement 3

2017 Proxy Statement 5

6 Quanta Services, Inc.

QUANTA SERVICES, INC. 2800 Post Oak Boulevard, Suite 2600 Houston, TX 77056 (713) 629-7600

 PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 24, 2017

We are distributing and making available this Proxy Statement, the form of proxy or voting instructions and our 2016 Annual Report beginning on or about April 14, 2017.

We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors (“Board”) to be voted at the 2017 Annual Meeting of Stockholders of Quanta Services, Inc., a Delaware corporation, sometimes referred to as the Company, Quanta, us, we or like terms. The annual meeting will be held in Houston, Texas on Wednesday, May 24, 2017, at 8:30 a.m. local time. The proxy materials, including this proxy statement, the form of proxy or voting instructions and our 2016 annual report, are being distributed and made available on or about April 14, 2017.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to most of our stockholders on or about April 14, 2017. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

2017 Proxy Statement 7

 QUANTA BOARD OF DIRECTORS

PROPOSAL 1

Election of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees.

The Board currently consists of ten directors, whose current terms of office all expire at the 2017 annual meeting. Bruce Ranck, currently the Chairman of the Board, will not stand for re-election at the 2017 annual meeting. Having considered the size, structure and composition of the Board, and based on the recommendation of the Governance and Nominating Committee, the Board approved a decrease in the number of directors constituting the Board by one, effective as of May 24, 2017, so that the Board shall thereafter consist of nine directors until otherwise determined in accordance with Quanta’s bylaws.

The Board proposes that the following nine nominees be elected for a new term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees has consented to serve if elected. If a nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named below. The director nominees standing for election are:

Name	Age	Position(s) with Quanta	Director Since
Earl C. (Duke) Austin, Jr.	47	President, Chief Executive Officer,	2016
		Chief Operating Officer and Director
Doyle N. Beneby	57	Director	2016
J. Michal Conaway	68	Director	2007
Vincent D. Foster	60	Director	1998
Bernard Fried	60	Director	2004
Worthing F. Jackman	52	Director	2005
David M. McClanahan	67	Director	2016
Margaret B. Shannon	67	Director	2012
Pat Wood, III	54	Director	2006

Earl C. (Duke) Austin, Jr. has served as a member of the Board of Directors and President and Chief Executive Officer since March 2016 and as our Chief Operating Officer since January 2013. He previously served as President of the Electric Power Division and Oil and Gas Division from May 2011 to December 2012 and had responsibility for oversight of power and pipeline operations since January 2011. He served as President of the Oil and Gas Division from October 2009 to May 2011 and as President of North Houston Pole Line, L.P., an electric and natural gas specialty contractor and subsidiary of Quanta, from 2001 until September 2009. He is currently a director of the Southwest Line Chapter of NECA. Mr. Austin holds a Bachelor of Arts in Business Management degree. The Board believes Mr. Austin’s qualifications to serve on the Board include his significant contributions to Quanta in strategy and operational and safety leadership, including as our Chief Operating Officer, as well as his extensive technical expertise and knowledge of the industries Quanta serves. Mr. Austin also brings extensive knowledge of all aspects of the Company’s operations as a result of his service as Chief Executive Officer.

8 Quanta Services, Inc.

QUANTA BOARD OF DIRECTORS

Doyle N. Beneby has been a member of the Board of Directors since March 2016. Mr. Beneby previously served as the Chief Executive Officer of New Generation Power International from October 2015 until May 2016. He also previously served as President and Chief Executive Officer of CPS Energy from August 2010 until September 2015. Mr. Beneby has served as a director of Korn/Ferry International since September 2015 and as a director of Capital Power Corp. since May 2012. Mr. Beneby holds a Bachelor of Science degree in Engineering and an M.B.A. degree. The Board believes Mr. Beneby’s qualifications to serve on the Board include his extensive executive-level experience at a municipal electric and gas utility and his service as a chief executive officer and director of other public companies, as well as his operational, safety and financial expertise and knowledge of the industries Quanta serves.

J. Michal Conaway has been a member of the Board of Directors since August 2007. Mr. Conaway has been providing consulting and advisory services since 2000. He previously served as the Chief Executive Officer of Peregrine Group, LLC, an executive consulting firm, from 2002 to 2016. Prior to 2000, Mr. Conaway held various management and executive positions, including serving as Chief Financial Officer of Fluor Corporation, an engineering, procurement, construction and maintenance services provider. Mr. Conaway previously served as a director of GT Advanced Technologies, Inc., formerly known as GT Solar International, Inc., from 2008 until March 2016. Mr. Conaway holds an M.B.A. degree and is a Certified Public Accountant. The Board believes Mr. Conaway’s qualifications to serve on the Board include his prior service as the chief financial officer of multiple public corporations, including those within Quanta’s line of business, his years of service on boards of other public and private companies, his extensive financial and accounting expertise, and his advisory experience in strategic, operational and financial matters.

Vincent D. Foster has been a member of the Board of Directors since 1998. He has served as Chairman of the Board and Chief Executive Officer of Main Street Capital Corporation, a specialty investment company, since March 2007. He also has served as Senior Managing Director of Main Street Capital Partners, LLC (and its predecessor firms), a private investment firm, since 1997. Mr. Foster has served as a director of Team Industrial Services, Inc. since 2005. Mr. Foster previously served as a director of U.S. Concrete, Inc. from 1999 to 2010, Carriage Services, Inc. from 1999 to 2011, and HMS Income Fund, Inc. from June 2012 to March 2013. Mr. Foster holds a J.D. degree and is a Certified Public Accountant. The Board believes Mr. Foster’s qualifications to serve on the Board include his significant contributions and service to Quanta since its inception, his experience as chief executive officer of a public corporation, his many years of service on boards of other public companies and his extensive tax, accounting, merger and acquisitions, financial and corporate governance expertise.

Bernard Fried has been a member of the Board of Directors since March 2004. He has served as Chief Executive Officer and as a director of Plastikon Industries, Inc., a plastic manufacturing company, since April 2016. He has also served as Principal of BF Consulting, a provider of management consulting services, since September 2011. Mr. Fried previously served as the Executive Chairman of OpTerra Energy Group, an energy conservation measures services provider, from June 2012 to February 2016, and as the Executive Chairman of Energy Solutions International, a software provider to the pipeline industry, from March 2011 to May 2015. Mr. Fried also served as Chief Executive Officer and President of Siterra Corporation, a software services provider, from May 2005 to March 2011, as Chief Executive Officer and President of Citadon, Inc., a software services provider, from 2001 until November 2003, and as Chief Financial Officer and Managing Director of Bechtel Enterprises, Inc. from 1997 until 2000. Mr. Fried holds a Bachelor of Engineering degree and an M.B.A. degree. The Board believes Mr. Fried’s qualifications to serve on the Board include his executive management experience, including at companies within Quanta’s line of business, his years of service on boards of public and private companies, and his extensive executive-level experience in operations, engineering, construction, project management, finance and international business.

Worthing F. Jackman has been a member of the Board of Directors since May 2005. He has served as Executive Vice President and Chief Financial Officer of Waste Connections, Inc., an integrated solid waste services company, since September 2004 and served as its Vice President - Finance and Investor Relations from April 2003 until August 2004. From 1991 until April 2003, Mr. Jackman held various positions with Deutsche Bank Securities, Inc., an investment banking firm, most recently serving as a Managing Director, Global Industrial and Environmental Services Group. Mr. Jackman holds an M.B.A. degree. The Board believes Mr. Jackman’s qualifications to serve on the Board include his experience as the chief financial officer of a public corporation and his investment banking experience, as well as his extensive financial and accounting expertise.

2017 Proxy Statement 9

QUANTA BOARD OF DIRECTORS

David M. McClanahan has been a member of the Board of Directors since March 2016. He previously served as President and Chief Executive Officer of CenterPoint Energy, Inc. from October 2002 until December 2013 and as Special Advisor to the Chief Executive Officer of CenterPoint Energy, Inc. from January 2014 until July 2014. From 1999 until 2002, Mr. McClanahan served as President and Chief Operating Officer of all regulated operations for Reliant Energy, Inc. He also previously served as a director of CenterPoint Energy, Inc. from 2002 until 2013. Mr. McClanahan holds a Bachelor of Science degree in Mathematics and an M.B.A. degree and is a Certified Public Accountant. The Board believes Mr. McClanahan’s qualifications to serve on the Board include his extensive experience, including as a chief executive officer of a public company, in the electric power and natural gas industries and his prior service on the boards of other public companies, as well as his technical expertise and knowledge of the industries Quanta serves and his financial and accounting expertise.

Margaret B. Shannon has been a member of the Board of Directors since December 2012. She served as Vice President and General Counsel of BJ Services Company, an international oilfield services company, from 1994 to 2010, when it was acquired by Baker Hughes Incorporated. Prior to 1994, she was a partner with the law firm of Andrews Kurth LLP. Ms. Shannon served on the board of directors of Matador Resources Company, an exploration and production company, from June 2011 to December 2016. In addition, she is active in several not-for-profit organizations in Houston. Ms. Shannon received her J.D. cum laude from Southern Methodist University Dedman School of Law in 1976 and her Bachelor of Arts degree from Baylor University in 1971. The Board believes Ms. Shannon’s qualifications to serve on the Board include vast experience in the energy industry, as well as in corporate governance, and her years of service on boards of other public and private companies.

Pat Wood, III has been a member of the Board of Directors since May 2006. He has served as a Principal of Wood3 Resources, an energy infrastructure developer, since July 2005. From 2001 until July 2005, Mr. Wood served as Chairman of the Federal Energy Regulatory Commission, and from 1995 until 2001, he chaired the Public Utility Commission of Texas. Prior to 1995, Mr. Wood was an attorney with Baker Botts L.L.P. and an associate project engineer with Arco Indonesia, an oil and gas company, in Jakarta. Mr. Wood has served as a director of SunPower Corporation since 2005 and non-executive chairman of the board of directors of Dynegy, Inc. since October 2012. Mr. Wood also served as a director of Memorial Resource Development from June 2014 until September 2016. He also serves as a strategic advisor for Hunt Power, InfraREIT, Inc. and Sharyland Utilities, L.P. Mr. Wood holds a Bachelor of Science in Civil Engineering degree from Texas A&M University and a J.D. degree from Harvard University. The Board believes Mr. Wood’s qualifications to serve on the Board include his significant strategic and operational management experience, his unique perspective and extensive knowledge with regard to the legal and regulatory process and policy development at the government level, his years of service as a director of other public and private companies, and his energy infrastructure development expertise.

The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees.

10 Quanta Services, Inc.

 CORPORATE GOVERNANCE

We are committed to having sound corporate governance practices that maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. In that regard, the Board has adopted guidelines that provide a framework for the governance of Quanta, and we continually review these guidelines and regularly monitor developments in the area of corporate governance. Our Corporate Governance Guidelines are posted in the “Investors & Media / Governance” section of our website at www.quantaservices.com.

BOARD LEADERSHIP STRUCTURE

The Board believes that the leadership structure of Quanta’s Board should include either an independent non-executive Chairman of the Board or a Lead Director who satisfies Quanta’s standards for independence. The Board believes that the appointment of a Lead Director achieves many of the benefits claimed to result from the separation of the Chairman of the Board and the Chief Executive Officer roles. The Board reviews its leadership structure from time to time to assess whether it continues to serve the best interests of Quanta and its stockholders.

Chairman of the Board

Quanta’s Corporate Governance Guidelines provide that the Board will appoint a Chairman of the Board, who may but need not be an employee of Quanta. The Chairman of the Board presides over all regular sessions of the Board and Quanta’s annual meetings of stockholders. With input from the Chief Executive Officer (if the Chairman is an independent director), or in consultation with the Lead Director (if the Chairman is not an independent director), the Chairman sets the agenda for Board meetings, subject to the right of each Board member to suggest the inclusion of items on any agenda. The Chairman of the Board may vote at any meeting of the Board on any matter called to a vote, subject to the legal, fiduciary and governance requirements applicable to all members of the Board. If the Chairman of the Board is an independent director, the duties and responsibilities of the Chairman of the Board generally include the following:

●	working with the Chief Executive Officer to ensure directors receive timely, accurate, and complete information to enable sound decision making, effective monitoring and advice;
●	encouraging active engagement of all directors;
●	directing discussions toward a consensus view and summarizing discussions for a complete understanding of what has been agreed;
●	encouraging the Board’s involvement in strategic planning and monitoring the Chief Executive Officer’s implementation;

2017 Proxy Statement 11

CORPORATE GOVERNANCE

●	coordinating, monitoring and maintaining a record of all meetings of independent directors and discussing Board executive session results with the Chief Executive Officer;
●	promoting effective relationships and open communication between the independent directors and the management team;
●	coordinating, together with the Compensation Committee, the formal evaluation of the Chief Executive Officer on an annual basis;
●	coordinating, together with the Governance and Nominating Committee, the succession plans for the Chief Executive Officer;
●	identifying matters specifically reserved for the decision of the Board and ensuring that the Board sets appropriate levels of authority for management;
●	coordinating, together with the Governance and Nominating Committee, a process for the annual evaluation of the Board, its members and its committees; and
●	reviewing management’s investor relations strategy and participating, where appropriate, in its implementation.

Additional duties and responsibilities of the Chairman of the Board may be established from time to time by the Board and the Governance and Nominating Committee of the Board.

Mr. Ranck is not standing for re-election to the Board at the 2017 annual meeting. He has served as Quanta’s non-executive Chairman of the Board since May 2013. The Board considered alternative approaches for its leadership in light of this development, and determined that continuing to have a Chairman of the Board who is independent from management would be the most effective structure for Quanta. Following the 2017 annual meeting, the Board intends to appoint a new non-executive, independent Chairman of the Board to replace Mr. Ranck. Except for an earlier resignation or removal, the new Chairman of the Board will serve until the next annual meeting of the Board, at which point such person may be reappointed or a successor may be duly elected and qualified. The Board may modify this structure in the future to ensure that the Board leadership structure for Quanta remains effective and advances the best interests of our stockholders.

Lead Director

In the event the Chairman of the Board is not an independent director, our Corporate Governance Guidelines provide that a Lead Director will be elected exclusively by the independent directors. The Lead Director must be an independent director and will assist the Chairman of the Board and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board. A Lead Director is responsible for ensuring that the quality, quantity and timeliness of the flow of information between management and the Board enables the Board to fulfill its functions and fiduciary duties in an efficient and effective manner. In addition, the Lead Director will coordinate the activities of the other independent directors, preside over the Board when the Chairman of the Board is not present, consult with the Chairman of the Board as to agenda items for Board and committee meetings, and perform such other duties and responsibilities as the Board deems appropriate.

THE BOARD’S ROLE IN RISK OVERSIGHT

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of long-term organizational objectives and enhance stockholder value. The annual enterprise risk management assessment, led by Quanta’s Chief Executive Officer and Chief Financial Officer, provides visibility to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. In this process, risk is assessed throughout the business, including operational, financial, legal, regulatory, strategic and reputational risks. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for Quanta. The involvement of the full Board in setting Quanta’s business strategy, both short-term and long-term, is a key part of its understanding of Quanta’s risks and what constitutes an appropriate level of risk for Quanta as well as how such risks are managed.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. Specifically, the Audit Committee focuses on risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. In addition, the Compensation Committee focuses on risks relating to Quanta’s compensation policies and programs and, in setting compensation, strives to create incentives that are aligned with Quanta’s risk management profile. Quanta’s Governance and Nominating Committee focuses on risks relating to Quanta’s corporate governance and Board membership and structure and also conducts an annual assessment of the risk management process and reports its findings to the Board. Finally, Quanta’s Investment Committee focuses on risks associated with prospective acquisitions, dispositions and investments, as well as capital investment strategies.

12 Quanta Services, Inc.

CORPORATE GOVERNANCE

BOARD INDEPENDENCE

The Board has determined that each of our current directors, other than our Chief Executive Officer, Mr. Austin, has no material relationship with Quanta (either directly or as a partner, stockholder or officer of an organization that has a relationship with Quanta) and is “independent” within the meaning of the New York Stock Exchange (“NYSE”) corporate governance listing standards. The Board also determined that each of our two former directors who served during a portion of fiscal year 2016, Messrs. Ball and Golm, had no material relationship with Quanta (either directly or as a partner, stockholder or officer of an organization that has a relationship with Quanta) and was “independent” within the meaning of the NYSE corporate governance listing standards.

The Board has made these determinations based in part on its finding that these independent directors meet the categorical standards for director independence set forth in our Corporate Governance Guidelines and in the NYSE corporate governance listing standards. With each current director other than Mr. Austin deemed independent, the Board exceeds the NYSE requirement that a majority of directors be independent.

When evaluating the independence of Mr. Ball, the Board considered Quanta’s employment of his son, as more fully described in “Certain Transactions — Related Party Transactions — Transactions Involving Executive Officers and Directors.” When evaluating the independence of Mr. Wood, the Board considered his service as a director of SunPower Corporation, his service as non-executive chairman of the board of directors of Dynegy, Inc. and his service as a strategic adviser to Sharyland Utilities, all of which are customers or potential customers of Quanta. The Board determined that these relationships were not material and that Mr. Wood’s positions and the amounts involved did not prevent a finding of independence under the NYSE standards or our Corporate Governance Guidelines.

Our Corporate Governance Guidelines, which include our categorical standards for director independence, are posted in the “Investors & Media / Governance” section of our website at www.quantaservices.com.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

In accordance with the NYSE corporate governance listing standards, our non-management directors, each of whom is “independent” within the meaning of NYSE corporate governance listing standards and our Corporate Governance Guidelines, meet in executive session without management at each regularly scheduled Board meeting.

DIRECTOR MEETINGS

During the year ended December 31, 2016, the Board held eight meetings. All directors attended at least 75% of the meetings of the Board and the committees of the Board, if any, on which they served during the periods for which they served as a director. We encourage, but do not require, the members of the Board to attend the annual meeting of stockholders. Last year, eleven of the twelve current directors attended the annual meeting of stockholders.

COMMITTEES OF THE BOARD

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Investment Committee. The Board has examined the composition of each standing committee and has determined that each member of these committees is “independent” within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines. Each standing committee operates under a formal charter adopted by the Board that governs its responsibilities. The committee charters are posted in the “Investors & Media / Governance” section of our website at www.quantaservices.com. The current membership and the number of meetings held during the last fiscal year and the primary responsibilities of each standing committee are set forth below:

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CORPORATE GOVERNANCE

Audit Committee
●Appointing, compensating and overseeing the independent registered public accounting firm and reviewing and approving audit and non-audit services performed
●Reviewing and approving the scope and procedures of the accounting firm’s annual audit, and reviewing the final audit, including any comments, recommendations or problems encountered
●Reviewing and discussing quarterly reports from the accounting firm on, among other things, critical accounting policies and practices and any alternative treatments of financial information within generally accepted accounting principles
●Conducting an annual review of the accounting firm’s internal quality control measures and all relationships between the accounting firm and Quanta
●Reviewing management’s report on internal control over financial reporting and the accounting firm’s attestation of Quanta’s internal control over financial reporting
●Reviewing any significant deficiencies or material weaknesses in the design or operation of Quanta’s internal control over financial reporting and any fraud involving management or other financial reporting personnel
●Monitoring the quality and integrity of financial statements and earnings press releases
●Reviewing the performance of Quanta’s internal audit function, including the internal audit director, and the scope and results of the annual internal audit plan
●Establishing and maintaining procedures for receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters and for the confidential submission of employees reports regarding questionable accounting or auditing matters
●Considering policies with respect to risk assessment and risk management
●Reviewing and approving, as appropriate, related party transactions

Meetings During 2016: 8
Committee Members
Vincent D. Foster	(I)(F)
Bernard Fried	(I)(F)
Worthing F. Jackman	(C)(I)(F)
David M. McClanahan	(I)(F)

Compensation Committee
●Overseeing the administration of Quanta’s incentive compensation plans, including the issuance of awards pursuant to equity-based incentive plans
●Evaluating the Chief Executive Officer’s performance annually in light of Quanta’s compensation goals and objectives, determining Chief Executive Officer compensation based on this evaluation and taking into account the results of the most recent stockholder advisory vote on Quanta’s executive compensation
●Reviewing and approving salaries, bonuses, equity-based awards and other compensation of all other executive officers of Quanta
●Reviewing and approving executive officer employment agreements and other compensation arrangements

Meetings During 2016: 6
Committee Members
Bernard Fried	(C)(I)
David M. McClanahan	(I)
Margaret B. Shannon	(I)
Pat Wood, III	(I)

Governance and Nominating Committee
●Developing, recommending and periodically reviewing corporate governance principles applicable to the Board and Quanta
●Establishing qualifications for membership on the Board and its committees and evaluating the structure of the Board
●Making recommendations to the Board regarding persons to be nominated for election or reelection to the Board and appointment of directors to Board committees
●Evaluating policies regarding the recruitment of directors
●Making recommendations to the Board regarding persons proposed by the Chief Executive Officer to be elected as executive officers of Quanta
●Periodically reviewing the development of executive officers and succession planning
●Making recommendations to the Board regarding compensation and benefits for non-employee directors

Meetings During 2016: 9
Committee Members
Doyle N. Beneby	(I)
J. Michal Conaway	(I)
Margaret B. Shannon	(C)(I)
Pat Wood, III	(I)

(C)	Chairman of the Committee
(F)	Audit Committee Financial Expert within the meaning of SEC regulations, as determined by the Board
(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

14 Quanta Services, Inc.

CORPORATE GOVERNANCE

Investment Committee
●Considering and approving certain acquisitions, investments and dispositions by Quanta, including the terms, transaction structure, and consideration involved
●Evaluating certain capital expenditures by Quanta
●Monitoring ongoing activities in connection with certain investments and acquisitions
●Tracking certain completed acquisitions and investments
●Conducting a qualitative and quantitative review of certain historical transactions
●Assessing policies regarding transactions that hedge certain commodity, interest rate, currency, and other business risks

Meetings During 2016: 6
Committee Members
Doyle N. Beneby	(I)
J. Michal Conaway	(C)(I)
Vincent D. Foster	(I)
Worthing F. Jackman	(I)

(C)	Chairman of the Committee
(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee served as an employee or officer of Quanta or any of its subsidiaries during 2016, was formerly an officer of Quanta or any of its subsidiaries, or had any relationship with Quanta requiring disclosure herein as a related party transaction. Additionally, no executive officers served on the compensation committee or as a director of another company, one of whose executive officers served on Quanta’s Compensation Committee or as a director of Quanta.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of Quanta and its subsidiaries, including the principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics and Business Conduct is posted in the “Investors & Media / Governance” section of our website at www.quantaservices.com. We intend to post at the above location on our website any amendments or waivers to the Code of Ethics and Business Conduct that are required to be disclosed pursuant to Item 5.05 of Form 8-K.

STOCKHOLDER ENGAGEMENT AND COMMUNICATIONS WITH THE BOARD

The Board believes that effective corporate governance includes constructive conversations with our stockholders. We value such engagement and believe it is important to address any questions or concerns and consider all input on Company policies and practices. During 2016, the Board engaged with stockholders on a variety of topics, including board refreshment and diversity and executive compensation. We welcome additional dialogue on these and other matters, and we have incorporated some of the feedback we received into this proxy statement

Stockholders and other interested parties may communicate with one or more of our directors, including our non-management directors or independent directors as a group, a committee or the full Board by writing to Corporate Secretary, Quanta Services, Inc., 2800 Post Oak Blvd., Suite 2600, Houston, Texas 77056. All communications will be reviewed by the Corporate Secretary and forwarded to one or more of our directors, as appropriate.

IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR

The Governance and Nominating Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance and Nominating Committee will consider candidates for Board membership suggested by incumbent directors, management, third-party search firms and others. The Governance and Nominating Committee will also consider director nominations by stockholders that are made in compliance with the notice provisions and procedures set forth in our bylaws. For a discussion of these requirements, see “Additional Information – Stockholder Proposals and Nomination of Directors for the 2018 Annual Meeting.” All applications, recommendations or proposed nominations for Board membership received by Quanta will be referred to the Governance and Nominating Committee. The manner in which the Governance and Nominating Committee evaluates the qualifications of a nominee for director does not differ if the nominee is recommended by a stockholder.

2017 Proxy Statement 15

CORPORATE GOVERNANCE

As discussed above, Mr. Ranck will not stand for re-election at the 2017 annual meeting. In connection with Mr. Ranck’s determination not to stand for re-election, the Governance and Nominating Committee recommended and the Board approved a decrease in the number of directors constituting the Board by one, effective as of May 24, 2017, so that the Board shall thereafter consist of nine directors until otherwise determined in accordance with Quanta’s bylaws.

The Governance and Nominating Committee has the authority to retain, at Quanta’s expense, a third-party search firm to help identify and facilitate the screening and interview process of potential director nominees. Once a potential director nominee is identified, the committee makes an initial determination as to whether to conduct a full evaluation based on whatever information is provided to the committee with the recommendation of the candidate and the committee’s own knowledge of the candidate, which may be supplemented by inquiries to the recommending person or others or by a background check. If the committee determines to further pursue the candidate, it then will evaluate the extent to which the candidate meets the qualifications described in “Director Qualifications” below.

The Governance and Nominating Committee also considers other relevant factors it deems appropriate, including the current composition of the Board (including its diversity in experience, background, gender and ethnicity), the balance of management and independent directors, the need for a certain Board committee expertise, and the nature and extent of a candidate’s activities unrelated to Quanta, including service as a director on the boards of other public companies. After this evaluation, the committee determines whether to interview the candidate and may also ask the candidate to meet with members of Quanta’s management or other Board members. After completing this evaluation, if the committee believes the candidate would be a valuable addition to the Board, it will recommend to the Board the candidate’s nomination for appointment or election as a director.

The Board values diversity in its broadest sense. The Board endeavors to have a group of directors representing diverse experience at policy-making levels that may come from business, government, education, technology and non-profit organizations, with expertise in areas that are relevant to Quanta’s activities, and who have demonstrated leadership skills in the organizations with which they are or have been affiliated. The Board also endeavors to have a group of directors representing diverse backgrounds, including with respect to gender, ethnicity and geography.

As part of its refreshment process in 2012 and 2016, in anticipation of the departure of certain long-tenured directors, the Board took steps to increase its diversity. The Board engaged a nationally recognized executive recruiting firm to identify potential candidates who met the director qualifications set forth below. The Board also requested that the firm include women and persons with diverse ethnicities in the candidates presented for consideration.

As a result of these searches, Ms. Shannon was appointed to the Board in December 2012, and Messrs. Beneby and McClanahan were appointed to the Board in March 2016. For more information about the experience and qualifications of Ms. Shannon and Messrs. Beneby and McClanahan, see “Quanta Board of Directors.” Our Board is pleased with the progress made to date in connection with its diversity objectives.

DIRECTOR QUALIFICATIONS

Our Corporate Governance Guidelines contain Board membership qualifications that the Governance and Nominating Committee considers in selecting nominees for our Board. The Corporate Governance Guidelines state that members of the Board should possess the highest standards of personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment, the willingness to speak their mind and the ability to challenge and stimulate management in a constructive manner. As mentioned above, our Corporate Governance Guidelines also provide that Board members should collectively have diverse experience at policy-making levels of different types of organizations and should individually have experience in areas that are relevant to Quanta’s business and demonstrated leadership skills in the organizations with which they are or have been affiliated. As discussed above, the Board wants its members to represent a broad range of viewpoints and backgrounds, and our Corporate Governance Guidelines expressly mention seeking candidates with the requisite qualifications who would add gender and ethnic diversity to our Board.

Members of the Board must also be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time. As such, our Corporate Governance Guidelines provide that Board members should not serve on more than three additional public company boards, and Board members that are chief executive officers (or hold an equivalent position) with another public company should not serve on more than one public company board in addition to Quanta’s Board and their own company board. Board members will not be nominated for election to the Board if the election would occur after their 73rd birthday; however, the full Board may make exceptions to the mandatory retirement age in special circumstances.

16 Quanta Services, Inc.

CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The Governance and Nominating Committee has the responsibility of recommending to the Board compensation and benefits for non-employee directors. The committee is guided by certain director compensation principles set forth in our Corporate Governance Guidelines.

Current Director Compensation

At every annual meeting of stockholders at which a non-employee director is elected or re-elected, each such director receives (i) an annual award of restricted stock units (“RSUs”) having a value of $140,000 and (ii) the annual cash retainer(s) set forth below for board membership, committee membership, and board/committee leadership to which such non-employee director is appointed:

	Annual Membership Cash Retainer	Annual Cash Retainer Supplement For Committee Chairmanship
Board of Directors	$75,000	N/A
Audit Committee	$15,000	$15,000
Compensation Committee	$10,000	$15,000
Governance and Nominating Committee	$10,000	$10,000
Investment Committee	$10,000	$10,000

Upon initial appointment to the Board other than at an annual meeting of stockholders, each non-employee director receives (for the period from the appointment through the end of the current director service year) a pro rata portion of the equity award and applicable cash amounts.

Our non-employee Chairman of the Board receives additional annual compensation in the amount of $180,000, of which 50% is payable in cash and 50% is payable in RSUs. Upon the initial appointment of a non-employee Chairman of the Board, other than immediately following the annual meeting of stockholders, such director receives (for the period from the appointment through the end of the current director service year) a pro rata portion of the additional annual compensation.

Unless the non-employee director’s Board service is terminated earlier, RSUs generally vest shortly after conclusion of the director service year. Subject to the terms of applicable award agreements, unvested RSUs held by (i) any non-employee director who is not nominated for or elected to a new term, including for example, due to a reduction in the size of the Board, age precluding a re-nomination, the identification of a new nominee, or the desire to retire at the end of a term, or (ii) any non-employee director who resigns at Quanta’s convenience, including any resignation resulting from the non-employee director’s failure to receive a majority of the votes cast in an election for directors as required by Quanta’s Bylaws, vest in full on the earlier of (a) May 28th following conclusion of the director service year or (b) the date of such non-employee director’s termination of service. RSUs granted to non-employee directors are generally settled in shares of Quanta Common Stock, provided that non-employee directors may elect to settle up to 50% of any award in cash if he or she is in compliance with Quanta’s stock ownership guidelines as of the date of settlement and is expected to remain in compliance immediately following settlement.

Generally, meeting fees are not paid. However, in order to compensate for the time required to accommodate extraordinary meeting activity, each non-employee director receives a fee for attendance at the tenth and any subsequent Board meeting or the tenth and any subsequent committee meeting, in each case during a single director service year, as follows: $2,000 for attendance at a board meeting in person; $1,000 for participation at a board meeting by telephone; $1,000 for attendance at a committee meeting in person; and $500 for participation at a committee meeting by telephone.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred to attend meetings of the Board or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of Quanta. Directors who also are employees of Quanta or any of its subsidiaries do not receive additional compensation for serving as directors. Currently, eight non-employee director nominees are standing for election at the annual meeting. As President and Chief Executive Officer of Quanta during 2016, Mr. Austin received no compensation for his service as a director of Quanta. The compensation received by Mr. Austin as an employee of Quanta is set forth in the 2016 Summary Compensation Table.

2017 Proxy Statement 17

CORPORATE GOVERNANCE

Prospective Changes in Director Compensation

During the fourth quarter of 2016, the Governance and Nominating Committee retained Deloitte Consulting LLP (“Deloitte”) to, among other things, review and provide observations and recommendations regarding Quanta’s non-employee director compensation and highlight relevant trends in director compensation. Deloitte examined director compensation data for the same peer group used for its named executive officer compensation review, namely 14 companies similar to Quanta in terms of industry, revenue size and market capitalization, as well as director compensation survey data, and presented its findings and observations to the Governance and Nominating Committee. Further information about the peer group is disclosed in “Compensation Discussion & Analysis – Compensation Philosophy and Process – Role of Compensation Consultant.”

In December 2016, after review of the information presented by Deloitte and upon recommendation by the Governance and Nominating Committee, the Board approved the following changes to the non-employee director compensation program, effective as of May 24, 2017, in order to better align with competitive peer group practices:

●	increased the annual Board membership cash retainer to $85,000;
●	increased the annual award of RSUs to a value of $150,000;
●	increased the annual Audit Committee chairmanship retainer to $20,000; and
●	increased the annual Governance and Nominating Committee and Investment Committee chairmanship retainers to $15,000.

Annual Limit on Non-Employee Director Compensation

During 2016, as approved by the Company’s stockholders, Quanta amended its 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”) to establish an annual limit on the compensation, inclusive of all cash compensation and any awards under the Omnibus Plan that may be paid to a non-employee director for service during any calendar year. The maximum limit is $400,000, except that for any non-employee director who is serving as Chairman of the Board or Lead Director of the Board or any non-employee director who is serving in his or her first calendar year on the Board such compensation is capped at 200% of the foregoing limit.

Deferred Compensation Plan for Non-Employee Directors

Non-employee directors are eligible to participate in a deferred compensation plan maintained by Quanta. No later than December 31 of each year, each non-employee director may voluntarily elect to defer all or a portion (in 5% increments) of his or her annual cash retainers, including but not limited to, compensation for board membership, committee membership and board/committee leadership, and RSUs to be earned with respect to services performed in the following year. Deferral elections are irrevocable and if no deferral election is made, no compensation is deferred.

Deferred cash amounts are allocated to a separate recordkeeping account maintained for the non-employee director that reflects the amounts deferred and any earnings (positive or negative). The account is credited with returns according to the performance of certain deemed investment choices selected by the non-employee director from time to time. However, Quanta has no obligation to provide any deemed investment choice other than a cash account deemed invested in cash equivalents based on the mid-term annual applicable federal rate, as adjusted on the first day of each subsequent year. The interest rate earned on the deferred cash amounts is not above-market or preferential. Deferred RSUs are recorded in an account maintained for the non-employee director that reflects the number of shares deferred. In general, deferred compensation is distributed to the non-employee director (or his or her beneficiary) upon the director leaving the Board or at a date elected in advance by the director. Additionally, deferred amounts can be distributed upon certain unforeseen emergencies suffered by the non-employee director or upon a change in control of Quanta.

Messrs. Foster, Fried, Jackman and Wood elected to defer all or a portion of their cash compensation and/or RSU awards during 2016.

Stock Ownership Guidelines for Non-Employee Directors

Non-employee directors are required to hold stock with a value equivalent to five times the annual cash retainer for Board membership (excluding the annual cash retainer for committee membership or any supplement for serving as a committee chairman or as chairman of the Board). Non-employee directors have five years from the fiscal year-end following initial election to the Board to accumulate the stock ownership prescribed by the guidelines. As of December 31, 2016, all non-employee directors exceeded the requirements of the stock ownership guidelines, either by exceeding the prescribed ownership level or being expected to exceed the prescribed ownership level within five years of appointment.

18 Quanta Services, Inc.

CORPORATE GOVERNANCE

2016 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation for each non-employee director during the 2016 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Doyle N. Beneby	109,344	169,922	-	-	-	-	279,266
J. Michal Conaway	113,000	142,245	-	-	-	-	255,245
Vincent D. Foster	106,000	142,245	-	-	-	-	248,245
Bernard Fried	121,000	142,245	-	-	-	-	263,245
Worthing F. Jackman	121,000	142,245	-	-	-	-	263,245
David M. McClanahan	114,344	169,922	-	-	-	-	284,266
Bruce Ranck	171,000	233,673	-	-	-	-	404,673
Margaret B. Shannon	113,000	142,245	-	-	-	-	255,245
Pat Wood, III	103,000	142,245	-	-	-	-	245,245
James R. Ball(2)	6,000	-	-	-	-	-	6,000
Louis C. Golm(2)	8,000	-	-	-	-	-	8,000

(1)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of RSUs granted during the fiscal year ended December 31, 2016, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The value ultimately realized by the directors upon the actual vesting of the awards may or may not be equal to this determined value. The average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant was used to determine the number of RSUs granted. As of December 31, 2016, Mr. Ranck held unvested awards covering 9,914 shares and each of the remaining non-employee directors other than Messrs. Ball and Golm held unvested awards covering 6,035 shares.
(2)	Messrs. Ball and Golm did not stand for re-election at Quanta’s 2016 annual meeting but served as non-employee directors and received meeting fees during the 2016 fiscal year for attendance at the tenth and subsequent meetings of the Board and the committees on which they served, as described in Corporate Governance – Director Compensation above.

2017 Proxy Statement 19

 EXECUTIVE OFFICERS

The current executive officers of Quanta are as follows:

Name	Age	Position(s) with Quanta
Earl C. (Duke) Austin, Jr.	47	President, Chief Executive Officer, Chief Operating Officer and Director
Derrick A. Jensen	46	Chief Financial Officer
Paul C. Gregory	53	President – Oil and Gas Division and Chief Strategy Officer
Dale L. Querrey	52	President – Electric Power Division
Jesse E. Morris	49	President – Infrastructure Solutions and Executive Vice President – Corporate Development
Randall C. Wisenbaker	51	Executive Vice President – Operations
Nicholas M. Grindstaff	54	Vice President – Finance and Treasurer
Dorothy Upperman	54	Vice President – Tax

For a description of the business background of Mr. Austin, see “Quanta Board of Directors” above.

Derrick A. Jensen has served as our Chief Financial Officer since May 2012. He previously served as our Senior Vice President – Finance, Administration and Chief Accounting Officer from March 2011 to May 2012, as our Vice President and Chief Accounting Officer from March 1999 to March 2011, and as our Controller from December 1997 until March 2009. Mr. Jensen holds a Bachelor of Science in Business Administration degree in Accounting and became a Certified Public Accountant in the State of Texas in 1997.

Paul C. Gregory has served as our President – Oil and Gas Division and Chief Strategy Officer since January 2017. He previously provided consulting services to Quanta from 2014 until December 2016, focusing on Quanta’s oil and gas operations, corporate strategy and mergers and acquisitions activity, and served as an executive of a private operating company with oil and gas interests. He also served as President and Chief Executive Officer of Gregory & Cook Construction, Inc., a pipeline and related infrastructure construction company, from 1998 until 2008. Mr. Gregory holds a Bachelor of Business Administration degree in Finance and an M.B.A. degree.

Dale L. Querrey has served as our President – Electric Power since March 2015. He previously served as president of PAR Electrical Contractors, Inc. (PAR), a wholly owned subsidiary of Quanta, from January 2011 to March 2015, and in various other roles with Quanta and PAR from November 2004 to January 2011, including Chief Operating Officer of PAR from August 2008 to January 2011. Prior to joining PAR, he served in various roles with ABB Inc. and its affiliates, including Vice President of Operations from April 2002 to October 2004. Mr. Querrey holds a Bachelor of Science in Electrical Engineering and Mechanical Engineering degree and a Master of Science in Electrical Engineering degree.

Jesse E. Morris has served as our President – Infrastructure Solutions since March 2017 and as our Executive Vice President – Corporate Development since January 2014. He previously served in various financial and accounting positions of increasing responsibility with Sysco Corporation from 2002 through 2014, including as Vice President and Chief Financial Officer – Foodservice Operations from September 2013 to December 2013 and Vice President of Finance and Chief Financial Officer – Broadline Operations from February 2012 to August 2013. His responsibilities in those positions included the oversight of financial and accounting matters for field operations and corporate financial planning and analysis matters. Mr. Morris holds a Bachelor of Business Administration in Finance and Accounting and a Masters in Professional Accounting.

Randall C. Wisenbaker has served as our Executive Vice President – Operations since November 2016 and from June 2010 to May 2015, and he previously served as our Executive Vice President – Operations and Health/Safety and Environmental from May 2015 to October 2016. He also previously served as president of two wholly owned subsidiaries in Quanta’s Electric Power Infrastructure Services Division from May 2005 to June 2010. Mr. Wisenbaker holds a Bachelor of Science degree in Construction Science.

Nicholas M. Grindstaff has served as our Vice President – Finance since May 2011 and our Treasurer since October 1999. He previously served in other roles with Quanta, including as a Vice President from March 2010 to May 2011 and as Assistant Treasurer from March 1999 until September 1999. He also previously served as Assistant Treasurer for American Residential Services, a consolidator of HVAC, plumbing and electrical services industries, from 1996 to 1999 and in various financial roles with IBM Corporation from 1989 to 1996. Mr. Grindstaff holds a Master of Science degree in Accounting.

Dorothy Upperman has served as our Vice President – Tax since October 2014. She previously served in various tax management roles with Wal-Mart Stores, Inc., including Sr. Director, Income Tax from 2008 to October 2014 and Director of Federal Audits & SOX Controls from 2007 to 2008. From 1998 to 2004, Ms. Upperman held various positions with Ernst & Young, LLP, most recently serving as Sr. Manager. Ms. Upperman holds a Bachelor of Business Administration degree in Accounting and is a Certified Public Accountant in the State of Texas.

20 Quanta Services, Inc.

 COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the following Compensation Discussion and Analysis with management. Based on our review and discussions with management, we have recommended to Quanta’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is furnished by the Compensation Committee of the Board of Directors.

Bernard Fried, Chairman
David M. McClanahan
Margaret B. Shannon
Pat Wood, III

EXECUTIVE SUMMARY

This Compensation Discussion and Analysis describes Quanta’s executive compensation program for 2016. We use this program to attract, motivate and retain the employees who lead our Company. In particular, this section explains how the Compensation Committee made its compensation decisions for our named executive officers, or NEOs, for 2016 and describes how this compensation fits within the Compensation Committee’s guiding principles with respect to NEO compensation.

Named Executive Officers

Our NEOs for 2016 include five executive officers and a former executive officer as follows:

Name	Current Position(s) with Quanta
Earl C. (Duke) Austin, Jr.	President, Chief Executive Officer and Chief Operating Officer
Derrick A. Jensen	Chief Financial Officer
Dale L. Querrey	President – Electric Power Division
Jesse E. Morris	President – Infrastructure Solutions and Executive Vice President – Corporate Development
Randall C. Wisenbaker	Executive Vice President – Operations
James F. O’Neil III	Former President and Chief Executive Officer

On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer and as a director of Quanta, and the Board appointed Mr. Austin as President and Chief Executive Officer and as a director of Quanta. Mr. Austin also retained his title of Chief Operating Officer. Mr. O’Neil, though no longer an officer of the Company, is included in this proxy statement as an NEO pursuant to applicable SEC disclosure requirements. For a discussion of the separation agreement entered into with Mr. O’Neil in connection with resignation, see “Executive Compensation Decisions for 2016 – Chief Executive Officer Transition” below. Additionally, effective March 20, 2017, Mr. Morris was appointed as President – Infrastructure Solutions. Mr. Morris retained his title of Executive Vice President – Corporate Development.

2016 Business Highlights and Overall Compensation Decisions

Overall, the Compensation Committee believes that the total compensation paid to Quanta’s NEOs in 2016 is reasonable and appropriate. Despite continuing to operate in a fluid business environment, Quanta produced substantially improved financial results in 2016 and finished the year with strong operational momentum for the future, including:

●	revenues of $7.65 billion;
●	diluted earnings per share from continuing operations attributable to common stock of $1.26;
●	record oil & gas infrastructure services segment full year revenues;
●	record 12-month backlog of $5.85 billion at year-end;

2017 Proxy Statement 21

COMPENSATION DISCUSSION & ANALYSIS

●	improved operating income margins in electric power infrastructure services segment;
●	net cash provided by operating activities of continuing operations of $381.2 million; and
●	total liquidity of $1.27 billion at year-end (includes cash, cash equivalents and availability under Quanta’s credit facility).

Additionally, during 2016, Quanta completed a $750 million accelerated share repurchase arrangement, bringing the total number of shares repurchased since the second quarter of 2014 to approximately 71.7 million shares, or approximately one third of our then-outstanding common stock, at an average purchase price of $23.72 per share and returning significant value to stockholders. With respect to safety, Quanta was able to reduce its Total Injury and Illness Rate and maintain a similar Total Lost Time Incident Rate despite a greater number of employees and exposure hours in 2016, and both rates remained markedly below industry averages. Quanta also continued to invest in workforce development through expansion of its state-of-the-art training facility and partnering with a local university to identify and train potential employees. Finally, Quanta successfully implemented several new elements in its talent management program designed to create a sustainable succession plan and enhance talent development.

While the Company’s financial performance improved in 2016 and management accomplished important organizational performance objectives aimed at creating stockholder value, the level of achievement under the 2016 annual incentive plan failed to reach the target levels set for each of our NEOs. Further, with respect to the company performance component of the annual incentive plan, while actual performance resulted in an achievement percentage of 79%, the Compensation Committee decided that an achievement of only 75% was warranted. As a result, cash compensation paid under the 2016 annual incentive plan was less than target cash compensation.

2016 Annual Incentive Plan

Moreover, while Mr. Austin’s total long-term incentive plan target was increased in connection with his appointment as President and Chief Executive Officer, the target dollar amounts of the long-term equity incentive awards for all other NEOs were not increased in 2016. With respect to such long-term equity incentive awards, 50% to 55% of those awards remain subject to a 3-year performance period ending December 31, 2018, and the remainder vest over a 3-year period in order to promote retention and align the interests of the NEOs and stockholders.

In order to reward strong individual performance, to better align certain aspects of their compensation with executives with similar positions and responsibilities at companies in our peer group, and to take into account new or expanded responsibilities, the Compensation Committee also approved increases to certain NEO base salaries.

Consideration of Say-on-Pay Vote

At Quanta’s 2016 annual meeting of stockholders, approximately 92% of our stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our 2016 proxy statement. Accordingly, the Compensation Committee did not implement changes to our executive compensation program as a result of the 2016 stockholder advisory vote. As Quanta moves forward into 2017, the Compensation Committee is aware of the fluid business environment, with gradual improvement in certain markets but continuing uncertainty in the marketplace overall, and the resulting challenges with respect to executive compensation. The Compensation Committee monitors trends and developments to ensure that Quanta provides the appropriate executive compensation incentives to remain competitively positioned to attract and retain executive talent and to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation, while not encouraging excessive risk-taking.

22 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

Good Governance and Best Practices

We are committed to strong governance standards that ensure our executive compensation programs are closely aligned with the interests of our stockholders, as evidenced by the policies and practices described below:

●	Stock Ownership Guidelines. We maintain meaningful stock ownership guidelines that align our executives’ long-term interests with those of our stockholders and discourage excessive risk-taking.
●	Clawback Policy. We maintain a clawback policy that permits our Board to recover from our NEOs cash or equity incentive compensation in certain circumstances.
●

Anti-Pledging Policy. We maintain a policy that prohibits directors and executive officers from pledging Quanta securities as collateral for a loan absent pre-clearance and demonstration of financial capacity to repay without resorting to the pledged securities.

●	Anti-Hedging Policy. We maintain a policy that prohibits directors and executive officers from hedging the economic risk of ownership of Quanta Common Stock.
●

Annual Review. Our Compensation Committee has engaged its own independent compensation consultant, who performs an annual comprehensive market analysis of our executive compensation programs and pay levels.

●	Annual Say-on-Pay Vote. We provide our stockholders with an annual opportunity to participate in an advisory vote on the compensation of our NEOs.
●	No Gross-Up. Our employment agreements with NEOs do not provide for gross-ups of excise taxes on severance or other payments in connection with a change of control.
●

Performance Thresholds and Maximums. All performance-based awards require that our NEOs achieve a threshold level of performance to receive any award and provide for a maximum award in the event the established performance criteria is dramatically exceeded.

●

Modest Perquisites. Our NEOs receive only a modest amount of perquisites, which are intended to promote wellness, provide convenience in light of the demands of their positions, and assist them in serving necessary business purposes.

How Our Performance is Linked to Pay

Quanta’s NEO compensation is primarily comprised of base salary, annual incentives and long-term incentives. Our compensation philosophy links executive compensation to both individual and company performance. Base salaries are generally targeted at or near the median of our competitive market. Target annual incentives generally reflect competitive market levels and practices, with upside opportunity for performance above target levels. Target award levels are designed to achieve total cash compensation above the market median for superior performance, and performance measures are chosen to align the interests of executives with stockholders. Finally, long-term incentives, typically paid with equity, are designed to focus executives on the long-term financial performance of the company, along with achievement of certain strategic initiatives.

2016 Target Compensation Mix
Mr. Austin	Other Continuing NEOs (Total)

The Compensation Committee desires to provide target total direct compensation for each NEO that approximates the median for comparable officers in our peer group. Additionally, the Compensation Committee believes that a significant portion of the target compensation of the NEOs should be performance-based and, therefore, at risk. With respect to each of our NEOs, all of their short-term cash incentive and long-term equity incentive was “at risk” performance-based compensation, as those awards are either variable based on the level of performance against incentive targets or are subject to continued employment and stock price performance during a 3-year vesting period. Further, equity-based incentive awards under our 2016 long-term incentive plan represented a substantial portion of each NEO’s compensation as a percentage of total direct compensation (base salary, short-term cash incentive and long-term equity incentive). Equity-based awards play an important role in this challenging economic environment because they provide incentives for the creation of stockholder value and promote executive retention and an ownership culture.

2017 Proxy Statement 23

COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION PHILOSOPHY AND PROCESS

Overview

The Compensation Committee administers the compensation programs for all of our NEOs. As described above under “Corporate Governance – Committees of the Board,” the Board has determined that each member of the Compensation Committee is “independent” within the meaning of SEC regulations, the NYSE corporate governance listing standards and our Corporate Governance Guidelines. The Compensation Committee’s guiding principles with respect to NEO compensation are to:

●	align NEO incentives with short-term and long-term stockholder value creation;
●	attract, motivate and retain the best possible executive officer talent by maintaining competitive compensation programs;
●	tie cash incentives to the achievement of measurable company, business unit and departmental performance goals that are associated with strategies intended to differentiate Quanta from its peers;
●	tie stock incentives to the achievement of measurable company goals linked to our long-term strategic plans; and
●	promote an ownership culture.

In the first quarter of the fiscal year, the Compensation Committee determines the terms of our annual and long-term incentive plans (each of which is described below) and establishes the company and other performance metrics that will be used in evaluating the performance of the NEOs under the plans. In addition, the Compensation Committee establishes prospective base salary rates and target incentive percentages and amounts for each NEO for the current fiscal year. Following the end of the fiscal year, the Compensation Committee meets to discuss our prior year’s financial performance, evaluate the performance of our NEOs relative to applicable performance metrics, and determine the amounts, if any, that will be awarded to each NEO under the incentive plans.

The Compensation Committee seeks to maintain the competitiveness of our executive compensation levels with those of our peers and competitors and considers various factors in determining overall compensation and each compensation component, including (i) the results of compensation benchmarking studies, which include an analysis of peer group; (ii) economic and market conditions; (iii) changes in our business operations; (iv) changes in the compensation practices of our competitors; (v) the executive officer’s position, experience, length of service and performance; (vi) company performance; and (vii) the judgment of each member of the Compensation Committee based upon prior experiences with executive compensation matters. The influence of these factors on NEO compensation is discussed further below.

Role of Compensation Consultant

The Compensation Committee Charter grants to the Compensation Committee the authority to retain, at Quanta’s expense, compensation consultants, outside legal counsel and other advisors, and to approve their fees. These advisors report directly to the Compensation Committee. During 2016, in connection with approving prospective base salary rates and target incentives for certain executive officers, the Compensation Committee independently retained Deloitte Consulting LLP (“Deloitte”) to examine our executive compensation program and pay practices and the competitiveness of our executive compensation program relative to a public company peer group data (the “Deloitte Benchmarking Study”). The Compensation Committee approved the following companies for the purpose of obtaining competitive data for the Deloitte Benchmarking Study:

AECOM Technology Corporation	Granite Construction Incorporated
Baker Hughes Incorporated	Jacobs Engineering Group Inc.
Chicago Bridge & Iron Company N.V.	KBR, Inc.
EMCOR Group, Inc.	MasTec, Inc.
Flowserve Corp.	Oceaneering International, Inc.
Fluor Corporation	Tutor Perini Corporation
FMC Technologies, Inc.	Weatherford International plc

These companies were chosen based on (i) market competition, including companies that compete with Quanta for customers, executive talent and investors, (ii) organization size, with financial characteristics such as revenues or market capitalization similar to those of Quanta, and (iii) industry, including companies in the heavy construction industry and companies that serve oil and gas or power transmission companies. The Compensation Committee may periodically update the companies in future compensation studies as a result of mergers, acquisitions, new publicly traded companies and other changes, using the criteria outlined above.

24 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

Following the 2016 fiscal year end, the Compensation Committee evaluated individual performance, as well as a new compensation benchmarking analysis, in order to establish prospective base salary rates and target annual and long-term incentive percentages and dollar amounts for each NEO under our 2017 incentive plans.

Compensation studies assist the Compensation Committee in establishing the overall compensation practices that are consistent with our philosophy and guiding principles on executive compensation. Although these studies provide important data, the Compensation Committee uses such studies only as a point of reference and not as a determinative factor for structuring and determining the amount of our NEOs’ compensation. The Compensation Committee also exercises discretion in its use of these studies, and the studies do not supplant the significance of individual and company performance that the Compensation Committee considers when making compensation decisions.

Management’s Role in the Compensation-Setting Process

Our Chief Executive Officer plays an important role in setting the compensation of our NEOs (other than with respect to himself). Although our Chief Executive Officer, after taking into account input from other members of management, makes recommendations to the Compensation Committee, the Compensation Committee has final authority and complete discretion in ultimately determining and setting NEO compensation plans, goals, incentive targets, salaries and cash and equity incentive awards.

In the first quarter of the fiscal year, our Chief Executive Officer meets with the Compensation Committee to propose Quanta’s overall financial performance targets and organizational objectives for the incentive plans for the current annual and long-term performance periods. The Compensation Committee reviews these financial performance targets and organizational objectives, considering the appropriate range for potential payment and other factors, and adjusts them as it deems appropriate. The Compensation Committee then approves the financial performance targets, organizational objectives and payment curves for the current fiscal year and upcoming 3-year performance period.

Following the end of the fiscal year, the Compensation Committee evaluates organizational performance relative to the approved financial performance targets and organizational objectives to determine the payouts under our incentive plans, including with respect to the prior fiscal year’s incentive plans and any earned and vested awards associated with performance periods completed during the prior fiscal year. At the request of the Compensation Committee, our Chief Executive Officer and certain other executive officers also participate in the Compensation Committee’s review. Our Chief Executive Officer presents his evaluation of organizational performance relative to the applicable financial performance targets. Our Chief Executive Officer also presents his performance evaluation of, and compensation recommendations for, each individual NEO (other than himself) with respect to their organizational objectives. The Compensation Committee considers these evaluations in determining payouts to be made, if any, pursuant to the incentive plans under consideration, as well as salaries and incentive targets for the current year’s incentive plans.

To assist the Compensation Committee as it makes its compensation decisions, management also provides detailed reports for indicating, among other things, actual performance relative to company financial performance targets and organizational objectives. These reports also include the elements of the targeted compensation, so that the Compensation Committee may analyze each compensation element included in the compensation mix and the total amount of targeted compensation for each NEO.

Consideration of Say-on-Pay Results

The Compensation Committee considered the results of the 2016 advisory “say-on-pay” proposal in connection with the discharge of its responsibilities. Because approximately 92% of our stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement in 2016, the Compensation Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote. However, the Compensation Committee has continued to evaluate and adjust Quanta’s executive compensation program to ensure that it remained consistent with Quanta’s guiding principles.

Exercise of Discretion in Executive Compensation Decisions

The Compensation Committee has complete discretion to withhold payment pursuant to any of our incentive compensation plans irrespective of whether the financial performance targets or organizational objectives set under these plans have been successfully met. For example, awards earned pursuant to the incentive plans described below are generally intended to qualify as performance-based compensation and are paid or issued as performance compensation awards under and subject to the terms of the Omnibus Plan. The Compensation Committee may exercise negative discretion, as permitted by the incentive plans and the Omnibus Plan, to reduce incentive awards to amounts it determines to be appropriate.

2017 Proxy Statement 25

COMPENSATION DISCUSSION & ANALYSIS

Clawback Policy

Our clawback policy, which is incorporated in our 2016 annual and long-term incentive plans, permits the Compensation Committee to recover certain incentive compensation from executive officers and other key employees where the payment was based upon the achievement of certain financial results that were subsequently the subject of a restatement. Based on its review and judgment, the Compensation Committee may seek to recover any amount that it determines was received inappropriately by these individuals.

Equity Award Grant Practices

The Compensation Committee meets in the first quarter of each fiscal year to, among other things, grant equity awards, including equity awards to our NEOs. The timing of this meeting allows the Compensation Committee to review complete financial results for the prior fiscal year when evaluating company and NEO performance. The Compensation Committee may, in its discretion, also grant awards throughout the year, including in connection with the hiring of a new executive officer or the promotion of an employee to an executive officer position.

During 2016, the Compensation Committee granted performance units and RSUs pursuant to our 2016 long-term incentive plan, all of which were granted under the Omnibus Plan and are set forth in the 2016 Grants of Plan-Based Awards Table. Generally, the number of RSUs and performance units we grant is determined by dividing the aggregate dollar amount intended to be awarded by the average closing price of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant. RSUs and performance units are generally settled in our Common Stock upon vesting. It is not the intention of the Compensation Committee to time the granting of any awards under our incentive plans, including those made to newly hired or newly promoted executive officers, with the release of any material, non-public information.

26 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

ELEMENTS OF EXECUTIVE COMPENSATION

The key components of our current compensation and benefits programs for our NEOs are summarized in the table below. Each component has a critical role in motivating and rewarding strong performance and retaining the NEOs who deliver such performance. The Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making compensation decisions.

Compensation Element	Form of Compensation	Performance / Payment Criteria	Purpose
Base Salary	Cash	Individual performance and experience in the role are factors	To provide fixed compensation necessary to attract and retain key executives and to offset the cyclicality in our business that may impact variable pay
Short-Term Incentive	Cash	Tied to the achievement of (i) adjusted organic earnings per share (“EPS”) growth target and (ii) performance with respect to organizational objectives, in each case established by the Compensation Committee	To provide incentives to achieve financial performance targets and complete organizational objectives and to reward achievement of those targets and objectives
Long-Term Incentive	Performance units	Performance units cliff-vest at the end of a 3-year performance period and are tied to the achievement of 3-year financial performance targets and strategic initiatives, in each case established by the Compensation Committee	To create a strong incentive to achieve our long-term financial performance targets and strategic initiatives, to align management and stockholder interests, and to retain key executives
	RSUs	RSUs vest over three years in equal annual installments	To attract and retain key executives and align NEO and stockholder interests
Retirement Benefits	401(k) Matching Non-Qualified Deferred Compensation Plan	N/A	To provide a competitive compensation package
Perquisites	Executive Physical Program Annual Perquisite Allowance Corporate Housing / Relocation Expenses	N/A	To provide a competitive compensation package and, in certain cases, to optimize key executives’ time

2017 Proxy Statement 27

COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE COMPENSATION DECISIONS FOR 2016

Base Salary

Base salary is a critical element of NEO compensation because it provides a base level of monthly income that is consistent with competitive practices. Base salaries for NEOs are determined annually by the Compensation Committee during the first quarter of the fiscal year, taking into account such factors as competitive industry salaries (especially the salary practices of companies in our peer group), a subjective assessment of the nature of the position, and the contribution, experience, level of responsibility and length of service of the NEO. The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study and recommendations from Mr. Austin (other than with respect to himself) concluded that the following base salary increases for certain NEOs were warranted due to strong individual performance during 2015, to better align their base salaries with those of executives with similar positions and responsibilities at companies in our peer group, and with respect to Mr. Austin, his promotion to President and Chief Executive Officer:

Named Executive Officer	2015 Base Salary Rate (through March 31, 2016)	2016 Base Salary Rate (effective April 1, 2016)	Percentage Increase
Mr. Austin	$900,000	$1,000,000	11.1%
Mr. Jensen	$600,000	$600,000	-
Mr. Querrey	$500,000	$600,000	20.0%
Mr. Morris	$460,000	$469,200	2.0%
Mr. Wisenbaker	$475,000	$475,000	-

Annual Incentive Plan

Our annual incentive plan for senior leadership is designed to provide our NEOs with performance awards payable annually in recognition of Quanta achieving a specified financial performance target and the NEOs achieving specified organizational performance objectives, which are approved by the Compensation Committee at the beginning of the fiscal year. The Compensation Committee elects to pay such performance awards in cash.

Awards for an eligible NEO that begins employment during the performance year will be pro-rated from the date of hire; however, in any event, an NEO must be employed by October 1st of the performance year to be eligible. Generally, an NEO must be employed by Quanta on the date any bonus is paid, as he otherwise forfeits any and all rights to such bonus unless contractual provisions entitle the NEO to a full or pro-rated bonus. See “Executive Compensation – Potential Payments Upon Termination or Change in Control.”

28 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

The payout for each NEO under the annual incentive plan is calculated as a percentage of such NEO’s base salary (the “AIP Target Incentive”), a portion of which is then multiplied by the achievement percentage associated with the company performance component and the balance of which is multiplied by the achievement percentage associated with the organizational performance component, as set forth in the following calculation:

			Weighting	Achievement	Payouts

			Company Performance Component (65%)	Achievement Percentage	Company Performance Payout

Base Salary	AIP Target Incentive (%)	AIP Target Incentive (Amount)

			Organizational Performance Component (35%)	Achievement Percentage	Organizational Performance Payout

Total AIP Incentive Award

The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study, recommendations from Mr. Austin (other than with respect to himself), each NEO’s position, experience, level of responsibility and length of service, and with respect to Mr. Austin, his appointment as President and Chief Executive Officer, established the following AIP Target Incentives for the 2016 performance year:

Named Executive Officer	Base Salary	AIP Target Incentive (% of Base Salary)	AIP Target Incentive (Amount)
Mr. Austin	$1,000,000	120%	$1,200,000
Mr. Jensen	$600,000	100%	$600,000
Mr. Querrey	$600,000	90%	$540,000
Mr. Morris	$469,200	90%	$422,280
Mr. Wisenbaker	$475,000	90%	$427,500

AIP Company Performance Component

The company performance component, which accounts for 65% of a participant’s annual incentive opportunity under the plan, is based on Quanta’s achievement of annual adjusted organic EPS growth (the “AIP Company Performance Component”). Generally, short-term incentives motivate and reward achievement and performance in excess of Quanta’s annual business goals. The Compensation Committee believes this metric rewards our NEOs for improving financial results for stockholders of Quanta and provides a means to connect cash compensation directly to Quanta’s short-term performance. The Compensation Committee also believes adjusted organic EPS growth encourages our NEOs to grow the Company profitably, without taking excessive risk.

To measure adjusted organic EPS growth under the annual incentive plan, the Company’s actual adjusted organic EPS for the performance year is compared to a baseline adjusted organic EPS amount, and a payout begins to accrue only if adjusted organic EPS is greater than the baseline amount. The baseline adjusted organic EPS amount is calculated as the prior year’s net income attributable to our Common Stock, plus the full-year effect of acquisitions made during the year, and adjusted for the full-year effect of depreciation, amortization, interest income/expense and compensation expense related to the acquisitions. Actual adjusted organic EPS for the performance year is calculated similarly, except that budgeted post-acquisition contributions by businesses acquired during the performance year are deducted in order to calculate an amount comparable to the baseline.

2017 Proxy Statement 29

COMPENSATION DISCUSSION & ANALYSIS

For both baseline and performance year adjusted organic EPS, certain other adjustments may be considered and approved by the Compensation Committee for company results and pre-acquisition results of any acquired companies, including but not limited to, currency fluctuations, unbudgeted legal costs and expenses, restructuring costs, transaction costs and impairment charges. Baseline and target adjusted organic EPS were also subject to equitable adjustments in the Compensation Committee’s discretion to account for events that significantly impact, positively or negatively, Quanta’s ability to achieve the established target.

Based upon the performance/payout scale and adjusted organic EPS growth target adopted by the Compensation Committee, NEOs could earn cash awards under the AIP Company Performance Component as follows (when performance falls between the designated payout points, the cash awards are determined by interpolation):

Percentage of Target Adjusted Organic EPS Growth Obtained	Percentage of Target Payout Under AIP Company Performance Component Earned
0%	0%
22%	12.5%
48%	25%
65%	50%
83%	75%
100%	100%
113%	125%
126%	150%
152%	200%

If adjusted organic EPS growth exceeded 152% of the goal, resulting in a 200% payout pursuant to the above scale, participants would be eligible to receive an exemplary award of up to an additional 100% of the AIP Company Performance Component amount, payable in RSUs that vest in equal annual installments over a 3-year period.

For the 2016 performance year, the Compensation Committee established a baseline adjusted organic EPS of $1.14 and a target adjusted organic EPS of $1.41. The Compensation Committee concluded that actual adjusted organic EPS for the 2016 performance year was $1.37, which represents approximately 85% of the targeted EPS growth and an achievement percentage of approximately 79%. However, based on the Compensation Committee’s review and concurrence with management’s assessment of Company performance for the 2016 performance year, the Compensation Committee exercised its discretion and determined that an achievement percentage of 75% was warranted. For a reconciliation of actual adjusted organic EPS to diluted EPS from continuing operations attributable to common stock for the year ended 2016 determined in accordance with generally accepted accounting principles (“GAAP”) see “Appendix A – Reconciliation of Non-GAAP Financial Measure.” In addition to the adjustments set forth in Annex A, the Compensation Committee considered an adjustment related to $54.8 million of project losses related to performance issues on a power plant construction project in Alaska, which significantly impacted Quanta’s ability to achieve the established target for EPS growth. However, the Compensation Committee ultimately determined that such an adjustment was not appropriate.

The following table details the potential and actual payouts associated with the AIP Company Performance Component:

Named Executive Officer	Total AIP Target Incentive	AIP Company Performance Component (Weighted %)	Target Payout Under AIP Company Performance Component (Amount)	Achievement Percentage	AIP Company Performance Component Incentive Award Earned
Mr. Austin	$1,200,000	65%	$780,000	75%	$585,000
Mr. Jensen	$600,000	65%	$390,000	75%	$292,500
Mr. Querrey	$540,000	65%	$351,000	75%	$263,250
Mr. Morris	$422,280	65%	$274,482	75%	$205,862
Mr. Wisenbaker	$427,500	65%	$277,875	75%	$208,406

30 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

AIP Organizational Performance Component

The second component of the annual incentive plan, which accounts for the remaining 35% of a participant’s annual incentive opportunity, is based on the NEOs’ achievement of organizational performance objectives established for the 2016 performance year (the “AIP Organizational Performance Component”). Generally, these objectives were developed at the executive level of the organization and support the company-wide thematic goals of safety, talent management and property, which influence the goals of all departments in the organization. The Compensation Committee believes achievement of these objectives relates to both quantitative and qualitative measures of performance and results in the creation of stockholder value. The organizational performance objectives for the 2016 performance year, along with the overall thematic goals supported by those objectives, were as follows:

Thematic Goals	Organizational Performance Objective
Safety Strengthen Quanta’s industry safety leadership position	●	Root Cause Analysis. Perform a root cause analysis on each lost time injury during 2016.
	●	Mitigation Plans. Develop a mitigation plan for certain lost time injuries.
	●	Injury Reduction. Reduce the total number of lost time injuries from 2015.
Talent Identify, develop and equip leaders with critical leadership skills to meet Quanta’s growth and demand	●	Succession Planning. Complete a sustainable plan and process for succession planning at all senior corporate and operating unit leadership positions.
	●	Leadership Development. Develop a talent management network and leadership development framework across all levels of the organization.
	●	Employee Engagement. Establish key initiatives to augment employee engagement and business results.
Property Continue to build a data- and information-centered approach to management of equipment lifecycle	●	Data. Optimize specific equipment data and ancillary systems and processes.
	●	Fleet Composition. Utilize equipment data to guide operational equipment decisions.
	●	Location. Expand global position system technology to equipment fleet and utilize data.

Under the AIP Organizational Performance Component, each NEO is eligible to receive a payout of up to 200% of the target payout; however, there is no exemplary award opportunity. Specifically, the NEOs could earn cash awards under the AIP Organizational Performance Component as follows (when the attainment falls between the designated percentages in the table below, the cash awards are determined by interpolation):

Organizational Performance Objective Attained	Percentage of Target Payout Under AIP Organizational Performance Component Earned
Does Not Meet	0%
Partially Meets	50%
Meets	100%
Exceeds	150%
Far Exceeds	200%

During 2016, our executive management and human resources department provided the Compensation Committee with updates on the status of the performance objectives. At the beginning of 2017, our executive management conducted a final review of the performance objectives, with input from our human resources and other applicable departments, and provided a report and recommendation to the Compensation Committee.

2017 Proxy Statement 31

COMPENSATION DISCUSSION & ANALYSIS

For the 2016 performance year, the Compensation Committee concluded, after considering both achievement of certain performance objectives and the progress toward achievement of certain other performance objectives subsequent to the Company’s Chief Executive Officer transition in March 2016, that an overall achievement percentage of 93% was warranted. The following table details the target and actual payouts associated with the AIP Organizational Performance Component:

Named Executive Officer	Total AIP Target Incentive	AIP Organizational Performance Component (Weighted %)	Target Payout Under AIP Organizational Performance Component (Amount)	Achievement Percentage	Organizational Performance Component Incentive Award Earned
Mr. Austin	$1,200,000	35%	$420,000	93%	$390,600
Mr. Jensen	$600,000	35%	$210,000	93%	$195,300
Mr. Querrey	$540,000	35%	$189,000	93%	$175,770
Mr. Morris	$422,280	35%	$147,798	93%	$137,452
Mr. Wisenbaker	$427,500	35%	$149,625	93%	$139,151

As a result, the total payout to each NEO under the 2016 annual incentive plan, representing approximately 81% of the target payout, was as follows:

Named Executive Officer	AIP Company Performance Component Incentive Award Earned	AIP Organizational Performance Component Incentive Award Earned	Total AIP Incentive Award Earned
Mr. Austin	$585,000	$390,600	$975,600
Mr. Jensen	$292,500	$195,300	$487,800
Mr. Querrey	$263,250	$175,770	$439,020
Mr. Morris	$205,862	$137,452	$343,314
Mr. Wisenbaker	$208,406	$139,151	$347,558

Long-Term Incentive Plan

Our long-term incentive plan for senior leadership is designed to provide our NEOs with long-term incentive awards payable in equity. The targeted incentive amount for each NEO under the long-term incentive plan is determined annually by the Compensation Committee (the “Long-Term Target Incentive”). The Compensation Committee, after taking into account, among other things, the results of the Deloitte Benchmarking Study, recommendations from Mr. Austin (other than with respect to himself), each NEO’s position, experience, level of responsibility and length of service, and with respect to Mr. Austin his promotion to President and Chief Executive Officer, approved Long-Term Target Incentives for the NEOs in 2016 as follows:

Named Executive Officer	2015 Total Long-Term Target Incentive	2016 Total Long-Term Target Incentive
Mr. Austin	$1,800,000	$4,000,000
Mr. Jensen	$1,300,000	$1,300,000
Mr. Querrey	$300,000	$300,000
Mr. Morris	$350,000	$350,000
Mr. Wisenbaker	$325,000	$325,000

Generally, an NEO must be employed by Quanta on the date an award vests or is earned under the long-term incentive plan or otherwise forfeits any and all rights to such award. However, an NEO who ceased to be employed prior to the completion of the 3-year performance period described below has the potential to receive an award (or some portion thereof) at the discretion of the Chief Executive Officer and with the approval of the Compensation Committee. Awards for an NEO added to the long-term incentive plan during the performance period are pro-rated from the date of hire; however, in any event, an NEO must be employed by October 1st of the first year of the 3-year performance period to be eligible.

32 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

Long-Term Performance Unit Component

The first component of the long-term incentive plan, which accounts for 50% (or with respect to Mr. Austin, 55%) of a participant’s target incentive opportunity, is payable in performance units that cliff-vest at the end of a 3-year performance period based on achievement of 3-year company performance goals determined by the Compensation Committee (the “Long-Term Performance Unit Component”). Under the 2016 long-term incentive plan, in March 2016 the Compensation Committee approved the following performance unit awards:

Named Executive Officer	Total Long-Term Target Incentive	Long-Term Performance Unit Component (Weighted %)	Target Long-Term Performance Unit Component (Amount)	Performance Units Granted(1)
Mr. Austin	$4,000,000	55%	$2,200,000	99,417
Mr. Jensen	$1,300,000	50%	$650,000	29,373
Mr. Querrey	$300,000	50%	$150,000	6,778
Mr. Morris	$350,000	50%	$175,000	7,908
Mr. Wisenbaker	$325,000	50%	$162,500	7,343

(1)	The number of performance units granted is determined by dividing the dollar amount of the target Long-Term Performance Unit Component by the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant.

Though performance units representing the Long-Term Performance Unit Component target amount were granted to the NEOs in 2016, the number that will ultimately be earned and vest will be adjusted upward or downward (if necessary) based on company performance during the 3-year performance period ending December 31, 2018. The number of performance units that can become earned at the end of the performance period ranges from 0% to a maximum of 200% of the amount granted. Any earned performance units will vest immediately and will be settled in Common Stock.

For the 3-year performance period, the Compensation Committee established company performance goals relating to (i) the achievement of certain strategic initiatives, as measured by pre-tax income contributions, and (ii) improvement of return on invested capital (“ROIC”). Each goal has a 0% to 200% performance scale and is equally weighted for purposes of determining the number of earned performance units for each NEO. The performance targets and results for these goals may be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any acquisitions or dispositions during the relevant performance period.

Strategic Initiatives

For the strategic initiatives goal, the Compensation Committee established targeted pre-tax income contribution amounts (including contributions of certain acquisitions and investments) from growth initiatives relating to certain customers, service markets, industry sectors and geographic regions. Total pre-tax income for the strategic initiatives goal may take into account trailing twelve month pro forma contributions, certain estimated contributions or other measurements deemed appropriate by the Compensation Committee, excluding items deemed to be non-recurring. The Compensation Committee believes that achievement of these strategic initiatives supports the Company’s growth objectives and strategic intent to diversify into new markets and services.

The Compensation Committee established the following performance/payout scale for the strategic initiatives goal (when attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation):

Percentage of Target Pre-Tax Income Goal Attained	Percentage of Target Incentive Earned
Less than 75%	0%
81%	12.5%
87%	50%
94%	75%
100%	100%
106%	125%
113%	150%
119%	175%
125% or greater	200%

2017 Proxy Statement 33

COMPENSATION DISCUSSION & ANALYSIS

ROIC

For the ROIC improvement goal, the Compensation Committee established a targeted increase in ROIC over the 3-year performance period. ROIC is designed to assess the Company’s efficiency at allocating capital under its control to profitable investments and is generally defined as net operating profit after tax, divided by average invested capital (and average invested capital is determined by taking the average of invested capital at the end of the performance period and invested capital at the end of the prior year). The Compensation Committee believes improvement of ROIC is strongly connected to stockholder value creation and improved capital allocation decisions.

The Compensation Committee established the following performance/payout scale for the ROIC improvement goal (when attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation):

Percentage of Target ROIC Growth Obtained	Percentage of Target Incentive Earned
0%	0%
50%	50%
100%	100%
143%	150%
177%	200%

As soon as administratively practicable following the conclusion of the 3-year performance period on December 31, 2018, the percentage attained and the percentage of target incentive earned for the strategic initiatives goal and the ROIC goal will be determined, and the combined weighted percentage will then be multiplied by the number of performance units granted in 2016. This will result in a final number of earned and vested performance units, which will be settled in shares of our Common Stock.

Long-Term RSU Component

The second component of the long-term incentive plan, which accounts for the remaining 45% or 50% of a participant’s target incentive opportunity under the plan, is payable in RSUs that vest in equal annual installments over the 3-year period following the date of grant subject to attainment of a threshold company performance goal established by the Compensation Committee (the “Long-Term RSU Component”). The Compensation Committee believes these time-based awards provide a concrete link between our NEOs’ compensation and the creation of stockholder value and encourage retention of our NEOs. Under the 2016 long-term incentive plan, the Compensation Committee approved the following award amounts, which were granted in March 2016:

Named Executive Officer	Total Long-Term Target Incentive	Long-Term RSU Component (Weighted %)	Target Long-Term RSU Component (Amount)	RSUs Granted(1)
Mr. Austin	$4,000,000	45%	$1,800,000	81,341
Mr. Jensen	$1,300,000	50%	$650,000	29,373
Mr. Querrey	$300,000	50%	$150,000	6,778
Mr. Morris	$350,000	50%	$175,000	7,908
Mr. Wisenbaker	$325,000	50%	$162,500	7,343

(1)	The number of RSUs granted is determined by dividing the dollar amount of the target Long-Term RSU Component by the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant.

Results for the 2014-2016 Performance Period

In February 2017, the Compensation Committee certified the results of the performance units granted under our 2014 long-term incentive plan (the “2014 Performance Units”). The 2014 Performance Units were subject to a 3-year performance period (ending December 31, 2016), and the number of units that could have become earned and vested ranged from 0% to a maximum of 200% of the amount granted in 2014.

34 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

Performance measures for the 2014 Performance Units included: (i) the achievement of certain strategic initiatives, as measured by pre-tax income contributions, and (ii) improvement of ROIC. Each goal was judged on a 0% to 200% performance scale and was equally weighted when calculating overall company performance for purposes of determining the number of earned performance units. The strategic initiatives measure included targeted pre-tax income contribution amounts (including contributions of certain acquisitions and investments) from growth initiatives relating to certain customers, service markets, industry sectors and geographic regions. The ROIC improvement measure included a targeted increase in ROIC over the 3-year performance period. ROIC was generally defined as net operating profit after tax, divided by average invested capital (and average invested capital is determined by taking the average of invested capital at the end of the performance period and invested capital at the end of the prior year).

The percentage earned for each performance measure and the final number of earned and vested 2014 Performance Units for each of our 2014 NEOs that are also NEOs for 2016 was as follows:

2014 Named Executive Officer	Performance Units Granted in 2014 (Target Amount)	Percentage Earned of Strategic Initiatives Target	Percentage Earned of ROIC Target	Combined Weighted Percentage Achievement	Performance Units Earned & Vested
Mr. Austin	18,934	200%	0%	100%	18,934
Mr. Jensen	14,565	200%	0%	100%	14,565
Mr. Morris	5,098	200%	0%	100%	5,098
Mr. O’Neil(1)	55,345	200%	0%	100%	41,509

(1)	Pursuant to the separation agreement entered into in connection with his resignation as President and Chief Executive Officer, Mr. O’Neil was entitled to a pro rata amount of his performance units that ultimately became earned and vested based on the number of months of service relative to the three-year performance period.

Other Compensation

We have provided all of our NEOs with an annual executive physical program and a $25,000 annual allowance that may be used for certain pre-approved perquisites, including tax planning, financial services or club membership dues, and other perquisites that may be approved by the Compensation Committee. During 2016, certain other perquisites and compensation was approved for our continuing NEOs, including occasional use of a corporate apartment, reimbursement of certain legal expenses, relocation expenses and an automobile allowance. The dollar value of the perquisites provided to our NEOs is are set forth in the 2016 All Other Compensation Table.

The Compensation Committee believes the annual perquisite package and other approved amounts for 2016 were reasonable and provide additional compensation to our NEOs by making available benefits that provide convenience in light of the demands of their positions or that assist them in serving a necessary business purpose. The Compensation Committee reviews the Company’s perquisites policy on a regular basis to consider whether, and to what extent, it may be appropriate to revise the treatment of or limit or discontinue particular perquisites.

Our NEOs also receive matching contributions from Quanta to their 401(k) accounts, consistent with all other employees participating in Quanta’s 401(k) plan. Quanta matches 100% of an NEO’s pre-tax contributions up to the first 3% of such NEO’s base salary. Thereafter, Quanta matches 50% of an NEO’s pre-tax contributions up to the next 3% of such NEO’s base salary. All matching contributions are subject to certain limits as determined by law.

Deferred Compensation Plan

Under a nonqualified deferred compensation plan maintained by Quanta, certain employees, including the NEOs, are permitted to voluntarily defer receipt of up to 75% of base salary and up to 100% of other cash compensation and/or settlement of performance units and RSUs. In addition, for each plan year, a plan participant who defers the maximum amount permitted by law under Quanta’s 401(k) plan is credited with an employer matching contribution in the deferred compensation plan equal to the difference between (i) 100% of the first 3% of the compensation deferred under the plan, plus 50% of the next 3% of the compensation deferred under the plan, and (ii) the maximum matching contribution that could be contributed on behalf of the participant under Quanta’s 401(k) plan. Matching contributions vest immediately. Quanta may also make discretionary contributions to the deferred compensation plan, subject to a vesting schedule determined by Quanta at the time of the contribution, provided that vesting accelerates upon a change in control and the participant’s death or retirement. All matching and discretionary employer contributions, whether vested or not, are forfeited upon a participant’s termination of employment for cause or upon the participant engaging in competition with Quanta.

2017 Proxy Statement 35

COMPENSATION DISCUSSION & ANALYSIS

Performance units and RSUs that are deferred may be settled only in Quanta Common Stock. The deferred compensation plan permits participants to allocate deferred cash amounts among a group of notional accounts that mirror the gains and/or losses of various investment alternatives. These notional accounts do not provide for above-market or preferential earnings. Each participant may direct investments of the individual accounts set up for the participant under the plan and may make changes in the investments as often as daily. Since each executive officer may choose the investment alternative and may change their allocations from time to time, the return on the investment depends on how well each underlying investment fund performed during the time the executive officer chose it as an investment vehicle. The obligation to pay the balance of each participant’s account is at all times an unfunded and unsecured obligation of the Company.

Generally, participants receive distributions of deferred amounts upon the earlier of separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral). Participants may elect to receive distributions in a lump sum or installments, and, in some cases, may elect to delay distribution upon termination of employment for up to five years. Participants are also permitted to withdraw all or a portion of their deferred amounts in the event of an unforeseeable financial emergency. Quanta reserves the right to amend or terminate the plan at any time and for any reason.

A participant’s deferral elections must be renewed each year, and elections cannot be revoked or changed during the year. During 2016, all of the NEOs elected to defer a portion of their base salary, annual incentive plan awards (if any), and/or long-term incentive plan awards. During 2016, Quanta made matching contributions but no discretionary contributions. For additional information on these contributions, see the 2016 Nonqualified Deferred Compensation Table.

Chief Executive Officer Transition

On March 14, 2016, Mr. O’Neil resigned as President, Chief Executive Officer and director of Quanta as part of the Company’s ongoing leadership succession planning. The Board named Mr. Austin as President and Chief Executive Officer and appointed Mr. Austin as a director to fill the vacancy on the Board. Mr. Austin also retained his title of Chief Operating Officer. Mr. O’Neil remained an employee of Quanta until April 1, 2016.

In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company. The separation agreement provided Mr. O’Neil with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant, (iii) the settlement and vesting of unearned or unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period, and (iv) continued payment of insurance premiums for 18 months. The separation agreement also contained a mutual release of claims and certain restrictive covenants, including a covenant not to compete and a non-solicitation agreement for a period of two years following the separation of employment, and an agreement to refrain from disclosure of confidential and/or proprietary information of Quanta.

In connection with Mr. Austin’s appointment, the Compensation Committee approved the grant of an equity award to Mr. Austin consisting of the number of RSUs equal to the number of shares of Quanta’s Common Stock having a fair market value (based on the average of the closing prices of Quanta’s Common Stock for the twenty consecutive trading days immediately preceding the date of grant) of $250,000, which vests in equal annual installments over a 3-year period following the date of grant, subject to the terms of the award agreement.

STOCK OWNERSHIP GUIDELINES

Our Governance and Nominating Committee has established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The ownership guidelines are currently established at the following minimum levels:

Position	Guideline
Chief Executive Officer	5 x base salary
Chief Operating Officer	4 x base salary
Chief Financial Officer	3 x base salary
General Counsel	3 x base salary
Other Executive Officers	1 x base salary

36 Quanta Services, Inc.

COMPENSATION DISCUSSION & ANALYSIS

The dollar value obtained is then divided by the average closing price of Quanta Common Stock during the immediately preceding 12 months as reported by the NYSE to calculate the number of shares to be held by each executive officer. For purposes of determining compliance, the number of shares of Quanta’s Common Stock that an individual is expected to own is calculated as of December 31st of each year, using the individual’s then current base salary and the stock ownership multiple applicable to such executive officer as of such date. Once calculated, the number of shares that an individual is expected to own remains in effect, regardless of intervening compensation increases, promotions or stock price fluctuations, until December 31st of the following year, at which time a new calculation and compliance assessment will be made. Once an individual is determined to be in compliance with the ownership guidelines as of the annual assessment date, the individual is deemed to remain in compliance as long as he maintains ownership of at least the same number of shares required as of the previous annual assessment date.

Each executive officer is expected to attain the applicable stock ownership under the guidelines within five years following the later of (i) the first annual assessment with respect to such individual or (ii) the first annual compliance assessment at which a higher stock ownership multiple becomes applicable to such individual. The five-year phase-in period is intended to permit gradual accumulation of the required ownership and ratable forward progress is expected during the period. Under the guidelines, shares held by a person or entity related to or controlled by the executive officer, as well as unvested shares of restricted stock or RSUs and vested RSUs deposited into a deferred compensation arrangement, are included in the calculation of such individual’s ownership.

As of December 31, 2016, all of our executive officers were in compliance with the requirements of our stock ownership guidelines, either by exceeding the prescribed ownership level or being expected to exceed the prescribed ownership level within five years of its applicability.

PLEDGING, HEDGING AND OTHER TRANSACTIONS IN QUANTA SECURITIES

Our insider trading policy (among other things) prohibits directors and executive officers of Quanta from pledging Quanta securities as collateral for a loan unless the individual provides reasonable assurance of the financial capacity to repay the loan without resorting to the pledged securities and obtains pre-clearance of the pledge by a management committee or the Governance and Nominating Committee of the Board. Transactions by directors and executive officers in Quanta’s securities involving short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited. Directors and executive officers are also prohibited from entering into hedging, monetization transactions or similar arrangements involving Quanta securities, such as prepaid variable forwards, forward sale contracts, equity swaps, collars, zero-cost collars and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.

EMPLOYMENT AGREEMENTS

Quanta is currently a party to employment agreements with Messrs. Austin, Jensen and Morris (each an “Employment Agreement”). Under the terms of our Employment Agreements, the executive is entitled to payments and benefits upon the occurrence of specified events, including termination of employment or change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in “Executive Compensation – Potential Payments upon Termination or Change in Control.” The termination provisions of the employment agreements provide these individuals with a fixed amount of compensation upon termination as an inducement to offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join or maintain employment with us. At the time of entering into these agreements, the Compensation Committee considered our aggregate potential obligations in the context of the desirability of hiring or maintaining the employment of the individual and the expected compensation upon joining or maintaining employment with us. The Employment Agreements do not contain excise tax gross-up provisions.

INDEMNIFICATION AGREEMENTS

We have indemnification agreements with each of our directors and executive officers, in part to enable us to attract and retain qualified directors and executive officers. These agreements require us, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified, and to cover such person under any directors’ and officers’ liability insurance policy that we may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Delaware law and are in addition to any other rights our directors and executive officers may have under our Certificate of Incorporation and Bylaws and applicable law.

2017 Proxy Statement 37

COMPENSATION DISCUSSION & ANALYSIS

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAM

The Compensation Committee has discussed the concept of risk as it relates to our compensation program for 2016 and does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

●

The Compensation Committee structures executive compensation at the senior leadership level to consist of both fixed and variable compensation. The fixed or base salary portion of compensation is typically set at market levels and is designed to provide a steady income so that senior leadership does not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation are generally designed to reward both short-term and long-term performance as measured under several company and organizational performance metrics. Equity-based awards under our long-term incentive plan vest either at the end of the 3-year performance period or over three years in equal annual installments, which the Compensation Committee believes encourages senior leadership to focus on sustained stock appreciation and promotes retention. The Compensation Committee believes that these variable elements of compensation are a sufficient percentage (generally at or more than 50%) of overall compensation to motivate superior short-term and long-term corporate results, while the fixed element is also sufficiently high that senior leadership is not encouraged to take unnecessary or excessive risks in doing so.

●

The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider Quanta’s long-term interests because a meaningful portion of their personal investment portfolio consists of Quanta Common Stock.

●

The Board has adopted a prohibition on hedging the economic risk of ownership of Quanta Common Stock applicable to our executive officers, reinforcing the alignment of our management’s long-term interests with those of our stockholders.

●

The Compensation Committee believes the financial and organizational performance measures for determining payouts under our incentive plans are aligned with Quanta’s short-term and long-term operating and strategic plans, as applicable, and are established at challenging, but appropriate, levels that do not encourage unnecessary or excessive risk taking.

●	The Compensation Committee retains sole discretion to reduce incentive awards or targets in order to align payouts and potential payouts with performance.
●

Individual awards are capped under our incentive plans, which the Compensation Committee believes mitigates excessive risk taking. Therefore, even if the Company or NEOs dramatically exceed their respective performance goals, awards are limited.

●

Quanta maintains internal controls over the measurement and calculation of performance goals, which are designed to prevent manipulation. In addition, all employees are required to comply with our Code of Ethics and Business Conduct, which covers, among other things, accuracy of books and records.

●

The Compensation Committee believes that, when viewed together, the financial performance measures and the equity-based compensation achieve an appropriate balance between short- and long-term performance while discouraging excessive risk taking.

●

Quanta has a clawback policy under each of its incentive plans that allows us to recover certain incentive compensation based upon the achievement of certain company financial results that were subsequently the subject of a restatement.

IMPACT OF REGULATORY REQUIREMENTS ON OUR EXECUTIVE COMPENSATION DECISIONS

The Compensation Committee considers accounting and tax implications of its compensation decisions as one factor among many. Section 162(m) of the Internal Revenue Code limits a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain executive officers unless the compensation is “performance-based” as defined under federal tax laws. The Compensation Committee generally structures compensation and awards to preserve the federal income tax deductibility of the compensation payable to our NEOs; however, the Compensation Committee has in the past and may in the future choose to provide certain compensation that may not be deductible after taking into consideration business conditions or performance, including if it believes that such payments are appropriate to ensure that our NEOs receive total compensation that is competitive with our peer group.

CONCLUSION

We believe our total executive compensation program is designed to pay for performance. It aligns the interests of our executive officers with those of our stockholders and provides executive officers with the necessary motivation to maximize the long-term operational and financial performance of Quanta, while using sound financial controls and high standards of integrity. We also believe that total compensation for each executive officer should be, and is, commensurate with the execution of specified short- and long-term operational, financial and strategic objectives. We believe that the quality of our executive compensation program will continue to be reflected in positive long-term operational, financial and stock-price performance.

38 Quanta Services, Inc.

 EXECUTIVE COMPENSATION

2016 SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid or accrued by Quanta in the last three fiscal years to our NEOs:

			Stock Awards			Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and NQDC Earnings(5) ($)	All Other Compensation(6) ($)	Total(7) ($)
Name and Principal Position	Year	Salary ($)	Performance Units(1) ($)	RSUs(2) ($)	Total(3) ($)
Earl C. (Duke) Austin, Jr.(8)	2016	979,924	2,248,813	2,095,471	4,344,284	975,600	-	121,702	6,421,510
President, Chief	2015	875,000	883,069	883,069	1,766,138	315,000	-	95,272	3,051,410
Executive Officer and	2014	781,250	671,400	2,711,414	3,382,814	564,280	-	59,079	4,787,423
Chief Operating Officer
Derrick A. Jensen	2016	600,000	664,417	664,417	1,328,834	487,800	-	66,317	2,482,951
Chief Financial Officer	2015	587,500	637,768	637,768	1,275,536	199,500	-	54,021	2,116,557
	2014	537,500	516,475	1,789,560	2,306,035	384,093	-	47,390	3,275,018
Dale L. Querrey(9)	2016	595,880	153,318	153,318	306,636	439,020	-	93,399	1,434,935
President – Electric	2015	487,720	147,164	332,359	479,523	657,500	-	63,754	1,688,497
Power Division
Jesse E. Morris(10)	2016	466,900	178,879	178,879	357,758	343,314	-	54,153	1,222,125
President – Infrastructure	2015	454,438	171,720	171,720	343,440	181,125	-	14,325	993,327
Solutions and Executive	2014	429,931	180,775	693,376	874,151	273,322	-	-	1,577,404
Vice President – Corporate
Development
Randall C. Wisenbaker(11)	2016	475,625	166,099	166,099	332,198	347,558	-	45,077	1,200,458
Executive Vice President –
Operations
James F. O’Neil III(12)	2016	279,231	-	-	-	-	-	2,269,089	2,548,320
Former President and	2015	1,075,000	2,452,961	2,158,605	4,611,566	402,325	-	99,134	6,188,025
Chief Executive Officer	2014	987,500	1,962,534	6,569,355	8,531,889	775,885	-	66,905	10,362,179

(1)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of performance units granted during the fiscal years ended December 31, 2016, 2015 and 2014, calculated in accordance with FASB ASC Topic 718. The value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. Performance units generally vest upon completion of a 3-year performance period, with the amount that vests based on the achievement of certain company financial targets and strategic initiatives. The final amount of earned performance units can range from 0% to a maximum of 200% (assuming the highest level of performance) of the amount of unearned performance units granted, and upon settlement shares of Common Stock are issued for each earned performance unit. Assumptions used in the valuations are discussed in Note 12 to the Company’s audited consolidated financial statements for the year ended December 31, 2016 in its Annual Report on Form 10-K. Performance unit award agreements give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock. The value of all outstanding contingent performance unit awards if the highest level of performance conditions were to be achieved, and using the closing price of Quanta’s Common Stock as of the date of grant, would be as follows: for Mr. Austin, $6,263,764; for Mr. Jensen, $2,604,370; for Mr. Querrey, $600,964; for Mr. Morris, $701,198; for Mr. Wisenbaker, $675,638; and for Mr. O’Neil, $2,044,134. Performance units are described in further detail in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan” and the number of earned and vested performance units for the 2014-2016 performance period are set forth in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Results for 2014-2016 Performance Period.” Pursuant to the separation arrangement described in footnote 12, Mr. O’Neil is entitled to the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period.
(2)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of RSUs granted, calculated in accordance with FASB ASC Topic 718. The value ultimately realized by the NEO upon the actual vesting of the awards may or may not be equal to this determined value. Amounts for 2016 reflect RSUs granted during 2016 to all of the NEOs under Quanta’s 2016 long-term incentive plan for the 3-year performance period ending December 31, 2018. In addition, the amount for 2016 for Mr. Austin reflects RSUs granted in March 2016 in connection with his appointment as President and Chief Executive Officer. The RSUs granted in 2016 vest over three years in equal installments commencing in the year following the grant date year, assuming the NEO continues to meet the requirements for vesting. For further discussion of these equity-based awards, please read “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan” and “Compensation Discussion & Analysis – Executive

2017 Proxy Statement 39

EXECUTIVE COMPENSATION

Compensation Decisions for 2016 – Chief Executive Officer Transition.” Pursuant to the separation arrangement described in footnote 12, Mr. O’Neil is entitled to continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant. RSU award agreements give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock.
(3)	The amounts shown reflect the total of the previous two columns – “Performance Units” and “RSUs.” Total stock award amounts for Messrs. Austin, Jensen and O’Neil in 2014 were impacted by Quanta’s adoption, in March 2014, of an entirely new plan design for granting long-term equity awards. As a result of transition to the new plan design, in March 2014 Quanta granted these NEOs both (a) RSUs with respect to their performance during the 2013 performance year (under the prior incentive plan design) and (b) RSUs and performance units with vesting and payouts to occur based on continued employment and, with respect to performance units, performance in future years (under the redesigned incentive plan). Therefore, the total stock awards for 2014 for these NEOs reflect long-term equity awards under incentive plans for two different years.
(4)	The amounts shown for 2016 represent the dollar value of cash incentive awards earned under Quanta’s annual incentive plan for the applicable performance year. For further details regarding Quanta’s 2016 annual incentive plan, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Annual Incentive Plan.” The cash incentives reflected in the table were earned during the years indicated, but were paid in March of the following year.
(5)	NQDC refers to nonqualified deferred compensation. Quanta’s NQDC plan does not pay above-market or preferential earnings and is described in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Deferred Compensation Plan.”
(6)	The amounts reflected for fiscal year 2016 are identified in the 2016 All Other Compensation Table below. For additional detail on the perquisites provided to Quanta’s executive officers, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Other Compensation.”

2016 All Other Compensation Table

Name	401(k) Matching Contribution(a) ($)	Perquisites Allowance(b) ($)	Executive Physical(c) ($)	Corporate Housing / Relocation(d) ($)	Company Contributions to NQDC Plan(e) ($)	Other(f)(g) ($)	Total ($)
Mr. Austin	11,925	21,618	-	5,812	74,911	7,436	121,702
Mr. Jensen	11,925	18,191	525	-	35,676	-	66,317
Mr. Querrey	11,925	-	-	2,880	55,773	22,821	93,399
Mr. Morris	11,925	-	1,346	-	40,882	-	54,153
Mr. Wisenbaker	11,925	9,916	-	-	23,236	-	45,077
Mr. O’Neil	11,925	7,774	525	5,812	2,253	2,240,800	2,269,089

	(a)	Represents Quanta’s matching contributions to the NEO’s 401(k) account.
	(b)	Represents the following: (i) for Mr. Austin, reimbursement of $10,463 for tax planning and financial services and reimbursement of $11,155 for club membership dues; (ii) for Mr. Jensen, reimbursement for financial planning services; (iii) for Mr. Wisenbaker, reimbursement for club membership dues; and (iv) for Mr. O’Neil, payments in connection with club membership dues and tax planning.
	(c)	Represents reimbursements for physical examinations under Quanta’s executive physical program.
	(d)	Represents the following: (i) for Messrs. Austin and O’Neil, occasional use of a corporate apartment and (ii) for Mr. Querrey, reimbursement of relocation expenses approved in connection with his relocation to Quanta’s headquarters subsequent to his appointment as an executive officer of Quanta. (e) Represents Quanta’s matching contributions under the nonqualified deferred compensation plan that would have been allocated to the NEO’s 401(k) plan account, but for applicable limits under the Internal Revenue Code. For additional information on these contributions and other potential contributions by Quanta, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Deferred Compensation Plan.”
	(f)	For Mr. Austin, this amount represents reimbursement of legal expenses incurred in connection with the negotiation of his employment agreement upon his appointment as President and CEO, and for Mr. Querrey, this amount represents an annual automobile allowance paid in connection with his prior position at a subsidiary of Quanta that was continued subsequent to his appointment as an executive officer of Quanta. For Mr. O’Neil, this amount represents payments made pursuant to the terms of his separation agreement, including (i) $5,661 for his services and expenses supporting Quanta’s ongoing legal proceedings subsequent to his employment, (ii) a $35,139 lump-sum payment for continuation of insurance premiums for an 18-month period, and (iii) a $2,200,000 lump-sum severance payment. Mr. O’Neil’s separation agreement is further described in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Chief Executive Officer Transition.”
	(g)	Additionally, spouses of NEOs also occasionally fly on Quanta’s corporate aircraft when it is flying to a destination for a business purpose. In those cases, there is no incremental cost to Quanta, and as a result, no amount is reflected in the table. Incremental cost is calculated based on the direct variable costs of the flight, and fixed costs that do not change based on the personal usage of the aircraft are excluded from the calculation.
(7)	The amounts shown reflect the sum of the following columns: “Salary,” “Stock Awards – Total,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation.”
(8)	On March 14, 2016, Mr. Austin was appointed as President and Chief Executive Officer of Quanta. Mr. Austin also retained his title of Chief Operating Officer.
(9)	Effective March 1, 2015, Mr. Querrey was appointed as President – Electric Power Division. Prior to his appointment, he was not a named executive officer of Quanta.
(10)	Effective March 20, 2017, Mr. Morris was appointed President – Infrastructure Solutions. Mr. Morris also retained his title of Executive Vice President – Corporate Development.

40 Quanta Services, Inc.

EXECUTIVE COMPENSATION

(11)	Effective November 1, 2016, Mr. Wisenbaker was appointed Executive Vice President – Operations. Prior to this appointment, he served as Executive Vice President – Operations and Health/Safety and Environmental. Additionally, prior to fiscal year 2016, Mr. Wisenbaker was not a named executive officer of Quanta.
(12)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period.

2016 GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth information concerning annual cash incentive awards for 2016 and equity-based awards granted during 2016 to each of the NEOs under non-equity and equity incentive plans.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payments Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Incentive Plan	Grant Type(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Austin	-	2016 AIP	-	-	1,200,000	3,180,000	-	-	-	-		-
	3/30/16	2016 LTIP	PU	-	-	-	-	99,417	198,834	-		2,248,813
	3/30/16	2016 LTIP	RSU	-	-	-	-	-	-	81,341	(5)	1,839,933
	3/30/16	-	RSU	-	-	-	-	-	-	11,297	(6)	255,538
Mr. Jensen	-	2016 AIP	-	-	600,000	1,590,000	-	-	-	-		-
	3/30/16	2016 LTIP	PU	-	-	-	-	29,373	58,746	-		664,417
	3/30/16	2016 LTIP	RSU	-	-	-	-	-	-	29,373	(5)	664,417
Mr. Querrey	-	2016 AIP	-	-	540,000	1,431,000	-	-	-	-		-
	3/30/16	2016 LTIP	PU	-	-	-	-	6,778	13,556	-		153,318
	3/30/16	2016 LTIP	RSU	-	-	-	-	-	-	6,778	(5)	153,318
Mr. Morris	-	2016 AIP	-	-	422,280	1,119,042	-	-	-	-		-
	3/30/16	2016 LTIP	PU	-	-	-	-	7,908	15,816	-		178,879
	3/30/16	2016 LTIP	RSU	-	-	-	-	-	-	7,908	(5)	178,879
Mr. Wisenbaker	-	2016 AIP	-	-	427,500	1,132,875	-	-	-	-		-
	3/30/16	2016 LTIP	PU	-	-	-	-	7,343	14,686	-		166,099
	3/30/16	2016 LTIP	RSU	-	-	-	-	-	-	7,343	(5)	166,099

(1)	Types of awards include RSUs and performance units (“PUs”).
(2)	The amounts shown in the “2016 AIP” rows represent target and maximum awards that could be earned by the NEOs under the 2016 annual incentive plan based on 2016 base salary rates. There is no threshold award amount applicable to the 2016 annual incentive plan. The maximum value includes a potential exemplary award, payable in RSUs that vest over three years. For further details regarding this plan, see “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Annual Incentive Plan.” Actual payouts under the 2016 annual incentive plan were finally determined in March 2017 and are reflected in the “Non-Equity Incentive Plan Compensation” column of the 2016 Summary Compensation Table.
(3)	The amounts shown represent the number of shares of Common Stock that could be earned with respect to performance units granted under the 2016 long- term incentive plan. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, will be determined as soon as administratively practicable after completion of the 3-year performance period ending December 31, 2018, and the number of shares can range from 0% to a maximum of 200% of the target number. Performance units are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan.”
(4)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta’s Common Stock on the date of grant) of RSUs or performance units granted during the fiscal year ended December 31, 2016 to the NEOs, calculated in accordance with FASB ASC Topic 718. With respect to the RSUs granted under the 2016 long-term incentive plan, awards vest in three equal annual installments, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2017. With respect to the performance units granted under the 2016 long-term incentive plan, the amount represents the grant date fair value of the target award. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, can range from 0% to a maximum of 200% of the target number. These awards are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan.” The value ultimately realized by the NEO upon the actual vesting of the RSU and performance unit awards may not be equal to this determined value.

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EXECUTIVE COMPENSATION

(5)	The amounts shown represent the number of RSUs that were granted under the 2016 long-term incentive plan. The RSUs awarded vest over three years in equal annual installments, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2017. For further details regarding the 2016 long-term incentive plan and its components, see “Compensation Discussion and Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan.”
(6)	The amount shown represents an award in the form of RSUs granted in connection with Mr. Austin’s appointment as President and Chief Executive Officer of Quanta in March 2016. The RSUs vest in three equal installments, assuming Mr. Austin continues to meet the vesting requirements, and the initial vesting occurred in the first quarter of 2017.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

The following table reflects outstanding option awards classified as exercisable or unexercisable, as well as RSUs and performance units classified as unvested or unearned/unvested as of December 31, 2016 for each of the NEOs. The table assumes a market value of $34.85 per share, the closing price of Quanta’s Common Stock on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested(2) ($)
Mr. Austin	-	-	-	-	-	134,178	(4)	4,676,103	130,776	4,557,544
Mr. Jensen	-	-	-	-	-	59,353	(5)	2,068,452	52,021	1,812,932
Mr. Querrey	-	-	-	-	-	16,715	(6)	582,518	12,004	418,339
Mr. Morris	-	-	-	-	-	18,991	(7)	661,836	14,006	488,109
Mr. Wisenbaker	-	-	-	-	-	15,811	(8)	551,013	13,441	468,419
Mr. O’Neil(3)	-	-	-	-	-	108,975	(9)	3,797,779	87,108	3,035,714

(1)	The amounts shown represent the number of shares of Common Stock that could be earned with respect to performance units granted under the long-term incentive plans for 2015 and 2016, assuming the target number is earned and vested. The number of performance units that will become earned and vest, and the resulting number of shares of Common Stock to be issued, will be determined as soon as administratively practicable after completion of the 3-year performance periods, ending December 31, 2017, and December 31, 2018, respectively, and the number of shares can range from 0% to a maximum of 200% of the target number. Performance units are described in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Long-Term Incentive Plan.”
(2)	The amounts shown represent the value of shares of Common Stock that could be earned with respect to performance units assuming the target number is earned and vested.
(3)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period. As such, the amounts shown for Mr. O’Neil under the “Equity Incentive Plan Awards” columns, which represent the target number of shares of Common Stock and associated dollar value that could be earned with respect to performance units granted under the 2015 long- term incentive plan, are subject to pro rata reduction to be calculated upon completion of the applicable 3-year performance period.
(4)	Includes unvested awards of RSUs covering (i) 61,966 shares that vested on February 28, 2017; (ii) 41,332 shares that vest on February 28, 2018; and (iii) 30,880 shares that vest on February 28, 2019.
(5)	Includes unvested awards of RSUs covering (i) 32,221 shares that vested on February 28, 2017; (ii) 17,341 shares that vest on February 28, 2018; and (iii) 9,791 shares that vest on February 28, 2019.
(6)	Includes unvested awards of RSUs covering (i) 7,156 shares that vested on February 28, 2017; (ii) 3,299 shares that vest on August 28, 2017; (iii) 4,001 shares that vest on February 28, 2018; and (iv) 2,259 shares that vest on February 28, 2019.
(7)	Includes unvested awards of RSUs covering (i) 11,686 shares that vested on February 28, 2017; (ii) 4,669 shares that vest on February 28, 2018; and (iii) 2,636 shares that vest on February 28, 2019.
(8)	Includes unvested awards of RSUs covering (i) 8,883 shares that vested on February 28, 2017; (ii) 4,480 shares that vest on February 28, 2018; and (iii) 2,448 shares that vest on February 28, 2019.
(9)	Includes unvested awards of RSUs covering (i) 83,423 shares that vested on February 28, 2017 and (ii) 25,552 shares that vest on February 28, 2018.

42 Quanta Services, Inc.

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2016 OPTION EXERCISES AND STOCK VESTED TABLE

The following table reflects certain information regarding the exercise of options and the vesting of stock awards by each of our NEOs during the 2016 fiscal year:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)		Value Realized on Vesting(2) ($)
Earl C. (Duke) Austin, Jr.	-	-	71,232	(4)	1,762,045
Derrick A. Jensen	-	-	46,983	(5)	1,197,568
Dale L. Querrey	-	-	9,099	(6)	202,986
Jesse E. Morris	-	-	14,146	(7)	372,710
Randall C. Wisenbaker	-	-	13,287	(8)	336,735
James F. O’Neil III(3)	-	-	162,889	(9)	3,998,885

(1)	Shares acquired on vesting include shares associated with RSU awards for which restrictions lapsed during fiscal year 2016 and the number of shares of Common Stock that became earned and vested with respect to performance units granted under the long-term incentive plan for 2014, as determined by the Compensation Committee after completion of the 3-year performance period ending December 31, 2016.
(2)	The value realized reflects the value as of the date of the vesting of an RSU or performance unit award. The actual value ultimately realized by the NEO may be more or less than the value realized as calculated in the above table, depending on whether and when the NEO held or sold the stock and whether the NEO elected to defer all or a portion of the award pursuant to the nonqualified deferred compensation plan maintained by Quanta, as further described in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Deferred Compensation Plan.” The amount of awards deferred by each NEO is set forth in footnote 1 to the 2016 Nonqualified Deferred Compensation Table.
(3)	On March 14, 2016, Mr. O’Neil resigned as President and Chief Executive Officer of Quanta. In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant and (ii) the settlement and vesting of unearned and unvested performance units based on actual company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period.
(4)	Includes (i) 52,298 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 18,934 shares associated with earned performance units for the 3-year performance period ending December 31, 2016 that vested on February 20, 2017 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $37.24 per share).
(5)	Includes (i) 32,418 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 14,565 shares associated with earned performance units for the 3-year performance period ending December 31, 2016 that vested on February 20, 2017 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $37.24 per share).
(6)	Includes (i) 5,801 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 3,298 shares that vested on August 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $26.00 per share).
(7)	Includes (i) 9,048 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 5,098 shares associated with earned performance units for the 3-year performance period ending December 31, 2016 that vested on February 20, 2017 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $37.24 per share).
(8)	Includes (i) 9,282 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 4,005 shares associated with earned performance units for the 3-year performance period ending December 31, 2016 that vested on February 20, 2017 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $37.24 per share).
(9)	Includes (i) 121,380 shares that vested on February 28, 2016 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $20.21 per share) and (ii) 41,509 shares associated with earned performance units for the 3-year performance period ending December 31, 2016 that vested on February 20, 2017 (the market value of Quanta’s Common Stock as of 12:01 a.m. on that date was $37.24 per share).

2017 Proxy Statement 43

EXECUTIVE COMPENSATION

2016 NONQUALIFIED DEFERRED COMPENSATION TABLE

Quanta maintains a nonqualified deferred compensation plan under which our NEOs are permitted to defer base salary, other cash compensation and/or settlement of equity awards. This plan is described in detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Deferred Compensation Plan.” The following table describes the nonqualified deferred compensation activity for each of our NEOs during fiscal year 2016.

Name	NEO Contributions in Last Fiscal Year(1) ($)	Company Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions(4) ($)	Aggregate Balance at Last Fiscal Year-End(5) ($)
Earl C. (Duke) Austin, Jr.	1,088,099	74,911	1,379,367	-	3,530,499
Derrick A. Jensen	731,731	35,676	891,020	-	2,301,870
Dale L. Querrey	144,428	55,773	95,131	-	1,308,550
Jesse E. Morris	409,600	40,882	224,729	-	1,115,794
Randall C. Wisenbaker	123,572	23,236	33,695	-	376,533
James F. O’Neil III	2,418,271	2,253	2,998,018	(1,577,477)	6,100,369

(1)	The amounts shown represent deferred salary, the value of equity awards that vested during 2016 but the receipt of which was deferred, and/or deferred cash incentive payments, including amounts earned during 2016 but credited to an NEO’s deferred compensation account after the end of fiscal year 2016. Deferred salary and cash incentive payments are included in the 2016 Summary Compensation table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns, respectively. Equity awards were deferred upon vesting pursuant to an election made in a prior year by the NEO. Deferred equity awards are valued based on the closing price of Quanta’s Common Stock as of 12:01 a.m. on the deferral date. Deferred equity awards are included in the “Stock Awards - Number of Shares Acquired on Vesting” column in the 2016 Option Exercises and Stock Vested Table. The following table shows the deferred portion of each NEO’s salary, cash incentive awards, and vested equity awards.

Name	Contribution	Form of Contribution	Amount ($)
Mr. Austin	Salary	Cash	58,796
	Cash Incentive	Cash	58,536
	Equity Awards	Common Stock Unit	970,767
Mr. Jensen	Salary	Cash	67,000
	Cash Incentive	Cash	29,268
	Equity Awards	Common Stock Unit	635,463
Mr. Querrey	Salary	Cash	34,673
	Cash Incentive	Cash	109,755
	Equity Awards	Common Stock Unit	-
Mr. Morris	Salary	Cash	94,230
	Cash Incentive	Cash	171,657
	Equity Awards	Common Stock Unit	143,713
Mr. Wisenbaker	Salary	Cash	72,042
	Cash Incentive	Cash	34,756
	Equity Awards	Common Stock Unit	16,774
Mr. O’Neil	Salary	Cash	22,699
	Cash Incentive	Cash	-
	Equity Awards	Common Stock Unit	2,395,572

(2)	The amounts shown are included in the “All Other Compensation” column of the 2016 Summary Compensation Table, as detailed in the 2016 All Other Compensation Table within footnote 6 to the 2016 Summary Compensation Table. The amounts represent Quanta’s matching contributions that would have been allocated to a participant’s 401(k) plan account, but for applicable limits under the Internal Revenue Code.

44 Quanta Services, Inc.

EXECUTIVE COMPENSATION

(3)	The amounts shown represent earnings or losses on deferred cash amounts allocated to notional accounts that mirror the gains and/or losses of various investment alternatives and changes in value of the Quanta Common Stock underlying deferred equity awards. However, the actual amount of any earnings or losses ultimately realized on the deferred amounts by the NEO will be determined upon distribution/withdrawal of such amounts. The amounts shown are not included in the 2016 Summary Compensation Table because earnings under Quanta’s nonqualified deferred compensation plan were not above-market or preferential.
(4)	The amount shown represents the value of cash amounts and Quanta Common Stock that Mr. O’Neil received subsequent to the termination of his employment with Quanta according to his prior elections. For the Quanta Common Stock, the amount reported represents the fair market value of the underlying Quanta Common Stock as of the distribution date. This amount was not included in the 2016 Summary Compensation Table because the payouts related to earnings and contributions in prior fiscal years.
(5)	The aggregate balance for each NEO (other than Mr. Wisenbaker, who was not a named executive officer prior to 2016) includes certain amounts included in the Summary Compensation Tables for prior fiscal years, as shown in the following table:

Name	Amount Reported in Prior Summary Compensation Tables ($)(a)	Fiscal Years Reported
Mr. Austin	3,223,974	2014-2015
Mr. Jensen	2,102,369	2014-2015
Mr. Querrey	313,092	2015
Mr. Morris	314,289	2014
Mr. O’Neil	5,888,470	2014-2015

(a)	Represents (i) deferred salary and cash incentive awards, (ii) Quanta’s matching contributions and (iii) the value of vested and deferred equity awards as of the end of fiscal year 2016, the grant date fair value of which was previously reported.

2017 Proxy Statement 45

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment Agreements

Quanta is a party to employment agreements with Messrs. Austin, Jensen and Morris, and prior to his resignation in March 2016, Quanta was a party to an employment agreement with Mr. O’Neil (each an “Employment Agreement”). Messrs. Querrey and Wisenbaker do not have Employment Agreements. Under the terms of the Employment Agreements, the executive is entitled to payments and benefits upon the occurrence of specified events, including termination of employment or change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described below. The termination of employment provisions of the Employment Agreements provide these individuals with a fixed amount of compensation upon termination as an inducement to offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join or maintain employment with us, as applicable. At the time of entering into these agreements, the Compensation Committee considered our aggregate potential obligations in the context of the desirability of hiring or maintaining the employment of the individual, as applicable, and the individual’s expected compensation, as well as the benefits of securing the non-competition and other covenants described below.

The Employment Agreements have an initial term of two years that will subsequently renew automatically for a one-year term unless Quanta or the executive provides at least six months’ prior written notice of non-renewal. Under the Employment Agreements, the executives are eligible to receive base salary, as well as bonuses and benefits, and may be entitled to participate in any other incentive, savings or retirement plans, policies and arrangements that are provided generally to our other executive officers. The severance payments and other benefits under the Employment Agreements are conditioned upon the executive’s execution of a full and complete release of claims against Quanta and its affiliates, officers and directors upon termination. The Employment Agreements also contain non-competition covenants restricting the ability of the executive to compete with Quanta during the term of their employment and for a period of two years thereafter, and prohibiting them from disclosing confidential information and trade secrets. If Quanta notifies an executive that it will not renew his Employment Agreement and he remains employed through the end of the employment term, the covenants restricting competition and solicitation of customers and employees apply for a reduced period of one year following the notice of non-renewal.

The Employment Agreements generally terminate upon the executive’s (i) death, (ii) disability, (iii) termination by Quanta for “cause” (as defined in the Employment Agreements and generally described below), (iv) resignation or voluntary termination by the executive, (v) termination by Quanta without cause, or (vi) termination by the executive for “good reason” within twelve months following a “change in control” (as these terms are defined in the Employment Agreements) and, with respect to Mr. Austin’s agreement, prior to a change in control. In addition, the Employment Agreement entitles the executive to certain payments upon other events associated with a change in control.

Upon termination of employment, each executive would be entitled to all compensation earned and all benefits and reimbursements due through the date of termination. The Employment Agreements do not contain excise tax gross-up provisions. In the event any of the executives become subject to the excise tax, their severance payments will be reduced to the minimum extent necessary (but in no event less than zero) to avoid application of the excise tax, except that the full severance payments will be made if, after payment by the executive of the excise tax and all other taxes, the executive would retain a greater after-tax severance benefit without such reduction.

46 Quanta Services, Inc.

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Additionally, termination of employment and change in control events entitle applicable executives to severance payments and other benefits under the respective Employment Agreements, subject to the NEO’s execution of a waiver and release agreement, as set forth below:

Potential Payments
Termination or Change in Control Event	Austin	Jensen / Morris
Termination upon death	To the extent termination occurs six months or more into a bonus year, pro-rated annual cash bonus based on actual results	None
Termination upon disability	Lump-sum payment of one year base salary and to the extent termination occurs six months or more into a bonus year, pro-rated annual cash bonus based on actual results	Lump-sum payment of one year base salary
Termination by Quanta for cause	None	None
Resignation or voluntary termination by the executive	None	None
Termination by Quanta without cause (other than within 12 months following a change in control)	Lump-sum payment of two years of base salary and to the extent termination occurs six months or more into a bonus year, annual cash bonus based on actual results (without pro-ration)	Lump-sum payment of two years of base salary
Termination by executive with good reason prior to a change in control	Lump-sum payment of two years of base salary and to the extent termination occurs six months or more into a bonus year, annual cash bonus based on actual results (without pro-ration)	None
Termination by Quanta without cause within 12 months following a change in control
(i)Lump-sum payment equal to three times annual base salary plus three times the higher of the highest annual cash bonus paid within the three preceding years or the target annual cash bonus payable for the current year
(ii)To the extent termination occurs six months or more into a bonus year, target annual cash bonus, reduced by any incentive bonus due on account of change in control
(iii)Continuation of employee and dependent welfare benefit plan coverage (medical, dental and vision) for three years

(i)Lump-sum payment equal to three times annual base salary plus three times the higher of the highest annual cash bonus paid for the three preceding years or the target annual cash bonus payable for the current year
(ii)Continuation of employee and dependent welfare benefit plan coverage (medical, dental and vision) for three years

Termination by executive for good reason within 12 months following a change in control	Same as termination without cause within 12 months following a change in control	Same as termination without cause within 12 months following a change in control
Non-Renewal by successor within 12 months following a change in control	Same as termination without cause within 12 months following a change in control	None, but the executive may be entitled to terminate his employment for good reason
Successor in change in control fails to timely notify the executive that it will assume Quanta’s obligations under the Employment Agreement	None, but the executive may be entitled to terminate his employment for good reason	None, but the executive may be entitled to terminate his employment for good reason

2017 Proxy Statement 47

EXECUTIVE COMPENSATION

Change in Control

Under the Employment Agreements, a change in control generally occurs when (i) any person or entity acquires, directly or indirectly, the beneficial ownership of securities representing 50% or more (or with respect to Mr. Austin, greater than 50%) of the total fair market value or total voting power of Quanta’s then outstanding voting securities, (ii) any person or entity acquires, directly or indirectly, within a 12-month period, the beneficial ownership of 30% or more of the total voting power of Quanta’s then outstanding voting securities, (iii) certain incumbent (and subsequently approved) directors cease to constitute a majority of the members of the Board within a 12-month period, or (iv) any person or entity acquires, directly or indirectly, within a 12-month period, assets representing 40% or more of the total gross fair market value of Quanta’s assets.

Cause

The Employment Agreements generally define cause, subject to certain conditions and exceptions, as the executive’s (i) gross negligence in the performance of, intentional nonperformance of, or inattention to, material duties and responsibilities, which continues after receipt of written notice, (ii) willful dishonesty, fraud or material misconduct with respect to Quanta’s business, (iii) violations of Quanta’s policies or procedures, (iv) conviction of, confession to, or guilty plea or plea of nolo contendere with respect to, an act of fraud, misappropriation or embezzlement or any felony or other crime that involves moral turpitude, (v) use of illegal substances or habitual drunkenness, or (vi) breach of the Employment Agreement.

Good Reason

The Employment Agreements generally define good reason as follows:

Austin	Jensen / Morris

(i) At any time: (a) assignment to the executive of duties inconsistent with his position, authority or responsibilities as contemplated under his Employment Agreement, or any other action by the employer that results in a diminution in such position, authority or responsibilities, if not cured after written notice is given, (b) any material breach of the Employment Agreement by the employer, including any requirement that the executive relocate, if not cured after written notice is given, (c) failure by the employer to comply with the compensation provisions of the Employment Agreement, if not cured after written notice is given, or (d) failure of employer to nominate him to the Board of Directors during his service as Chief Executive Officer; and

(ii)(a) to the extent occurring within twelve months of a change in control, failure by the employer to continue in effect any cash or stock-based incentive or bonus plan, retirement plan, welfare benefit plan or other compensation, retirement or benefit plan and policy except in certain specified circumstances, if not cured after written notice is given or (b) failure of the successor in a pending change in control to timely notify him that it will assume the employer’s obligations under the Employment Agreement

(i) To the extent occurring within twelve months of a change in control: (a) assignment to the executive of duties inconsistent with his position, authority or responsibilities as contemplated under his Employment Agreement, or any other action by the employer that results in a diminution in such position, authority or responsibilities, if not cured after written notice is given, (b) any material breach of the Employment Agreement by the employer, including any requirement that the executive relocate, (c) failure by the employer to comply with the compensation provisions of the Employment Agreement, if not cured after written notice is given, (d) failure by the employer to continue in effect any cash or stock-based incentive or bonus plan, retirement plan, welfare benefit plan or other compensation, retirement or benefit plan and policy except in certain specified circumstances, if not cured after written notice is given, or (e) the executive’s receipt of notice of non-renewal from the employer; and

(ii) failure of the successor in a pending change in control to timely notify the executive that it will assume the employer’s obligations under the Employment Agreement

Chief Executive Officer Transition

On March 14, 2016, Mr. O’Neil resigned as President, Chief Executive Officer and director of Quanta as part of the Company’s ongoing leadership succession planning, and the Board named Mr. Austin as President and Chief Executive Officer and appointed Mr. Austin as a director to fill the vacancy on the Board. Mr. Austin also retained his title of Chief Operating Officer.

In connection with Mr. O’Neil’s resignation, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant, (iii) the settlement and vesting of unearned and unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period, and (iv)

48 Quanta Services, Inc.

EXECUTIVE COMPENSATION

payment of insurance premiums for 18 months. Additionally, Mr. O’Neil agreed to furnish information and provide assistance in connection with any ongoing or future legal proceedings of the Company, and Quanta agreed to compensate Mr. O’Neil at an hourly rate for such services and reimburse him for reasonable and necessary expenses incurred.

Equity Incentive Plans

Generally, subject to the provisions of the particular award agreement, unvested RSUs and unearned performance units granted pursuant to Quanta’s equity incentive plans are forfeited by the participant upon termination of such participant’s employment during the restriction period. However, upon the death of the participant during the participant’s continuous service or upon the occurrence of a “change in control” (as defined in the 2007 Stock Incentive Plan (the “Stock Plan”) or the Omnibus Plan, as applicable), (i) unvested awards of restricted stock or RSUs generally become vested, and forfeiture restrictions lapse and (ii) a portion of the participant’s unearned performance units granted under the Omnibus Plan become earned based on the achievement of the participant’s applicable performance goals as of the date of death or change in control and the forecasted achievement of such goals for the remainder of the performance period, as determined in the discretion of the Compensation Committee. Additionally, with respect to unearned performance units, a participant who resigns prior to completion of the 3-year performance period may, at the discretion of the Chief Executive Officer and with approval of the Compensation Committee, earn a pro rata portion (based on the portion of the 3-year performance period during which the participant was employed) of the shares ultimately awarded upon determination of actual achievement levels.

Under the Stock Plan, a change in control is generally defined as the occurrence of any of the following events: (i) any person or entity becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of the voting power of Quanta’s then outstanding securities, (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other business combination, a majority of the Board as of the date immediately preceding such transaction is replaced, (iii) Quanta is merged with another corporation, and as a result, less than 75% of the outstanding securities of the surviving entity is owned in the aggregate by Quanta’s former stockholders, (iv) a tender or exchange offer is consummated for 50% or more of the voting power of Quanta’s then outstanding securities, or (v) Quanta transfers substantially all of its assets to an entity that is not controlled by Quanta.

Under the Omnibus Plan, a change in control is generally deemed to occur upon (i) any sale, lease, exchange or other transfer of all or substantially all of the assets of Quanta, (ii) any person or entity becoming the beneficial owner, directly or indirectly, of securities representing more than 50% of the voting power of Quanta’s then outstanding securities, (iii) certain incumbent (and subsequently approved) directors ceasing to constitute a majority of the members of the Board within a two-year period, (iv) consummation of a merger or other business combination, unless all or substantially all of the beneficial owners of outstanding voting securities of Quanta immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of the voting power of the resulting entity immediately following the transaction, or (v) stockholder approval of a complete liquidation of Quanta.

Deferred Compensation

Generally, participants will receive distributions of deferred amounts under Quanta’s deferred compensation plan upon separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral) and, subject to specific limitations, upon the occurrence of an unforeseeable financial emergency. The terms of Quanta’s deferred compensation plan are discussed in further detail under “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 – Deferred Compensation Plan.”

2017 Proxy Statement 49

EXECUTIVE COMPENSATION

Estimated Potential Payments

The tables below reflect the estimated amounts that would be paid to each NEO upon termination of employment or change in control in varying circumstances identified below. Except as otherwise indicated, the amounts shown assume that termination or change in control occurred on December 31, 2016 and reflect a market value for Quanta Common Stock of $34.85 per share, the closing price on such date. Actual amounts to be paid can be determined only upon occurrence of an actual termination or change in control.

Name	Benefit	Death	Disability	Termination by Quanta for Cause or Voluntary Termination by Executive (No Change in Control)	Termination by Quanta Without Cause (No Change in Control)	Termination by Executive with Good Reason (No Change in Control)
Earl C. (Duke) Austin, Jr.	Severance	$975,600	$1,975,600	$-	$2,975,600	$2,975,600
	Welfare Benefits	-	-	-	-	-
	Equity Benefit(3)	9,233,647	-	-	-	-
	Gross-up/(Cut-back)(4)	-	-	-	-	-
	Total	$10,209,247	$1,975,600	$-	$2,975,600	$2,975,600
Derrick A. Jensen	Severance	$ -	$600,000	$-	$1,200,000	$-
	Welfare Benefits	-	-	-	-	-
	Equity Benefit(3)	3,881,384	-	-	-	-
	Gross-up/(Cut-back)(4)	-	-	-	-	-
	Total	$3,881,384	$600,000	$-	$1,200,000	$-
Dale L. Querrey(1)	Severance	$ -	$-	$-	$-	$-
	Welfare Benefits	-	-	-	-	-
	Equity Benefit(3)	1,000,857	-	-	-	-
	Gross-up/(Cut-back)(4)	-	-	-	-	-
	Total	$1,000,857	-	$-	$-	$-
Jesse E. Morris	Severance	$ -	$469,200	$-	$938,400	$-
	Welfare Benefits	-	-	-	-	-
	Equity Benefit(3)	1,149,945	-	-	-	-
	Gross-up/(Cut-back)(4)	-	-	-	-	-
	Total	$1,149,945	$469,200	$-	$938,400	$-
Randall C. Wisenbaker(1)	Severance	$ -		$-		$-
	Welfare Benefits	-	-	-	-	-
	Equity Benefit(3)	1,019,432	-	-	-	-
	Gross-up/(Cut-back)(4)	-	-	-	-	-
	Total	$1,019,432		$-		$-
James F. O’Neil(2)	Severance				$2,200,000
	Welfare Benefits				35,139
	Equity Benefit				4,195,057
	Total				$6,430,196

(1)	Messrs. Querrey and Wisenbaker do not have Employment Agreements, and therefore are not entitled to severance or continuation of welfare benefits in the above scenarios.
(2)	In connection with Mr. O’Neil’s resignation as President and Chief Executive Officer of Quanta, on March 14, 2016, he entered into a separation agreement with the Company that provided him with the following, among other things: (i) a lump-sum payment in the amount of $2,200,000, less applicable withholding taxes, (ii) continued vesting of unvested time-based RSUs according to the vesting schedule established upon grant, (iii) the settlement and vesting of unearned and unvested performance units based on actual Company performance measured at the end of the applicable 3-year performance period, on a pro rata basis according to the number of months of service relative to the 3-year performance period, and (iv) continuation of insurance coverage for 18 months. For additional information, see “Chief Executive Officer Transition” above. The value of the equity benefit for Mr. O’Neil was calculated as follows: the value of the unvested awards of RSUs held by the NEO as of March 14, 2016, plus the value of the target amount of unearned performance units held by the NEO as of March 14, 2016, prorated according to the number of months of service for the applicable 3-year performance periods.
(3)	The equity benefit represents (i) the value of the unvested RSUs held by the NEO as of December 31, 2016 that would vest upon occurrence of the event and (ii) the value of unearned performance units held by the NEO as of December 31, 2016. As of December 31, 2016, the NEOs held the following unearned performance units: 130,776 for Mr. Austin; 52,021 for Mr. Jensen; 12,004 for Mr. Querrey; 14,006 for Mr. Morris; and 13,441 for Mr. Wisenbaker. The actual number of unearned performance units that would become earned upon occurrence of the event is described in “Equity Incentive Plans” above.
(4)	The excise tax gross-up would be an additional payment in an amount equal to the excise tax imposed plus any federal, state and local income taxes and additional excise taxes attributable to such payment. The Employment Agreements do not contain excise tax gross-up provisions. The cut-back would be the amount by which the severance payment is reduced, such that, after such reduction, no portion of the payments and benefits would be subject to the excise tax.

50 Quanta Services, Inc.

EXECUTIVE COMPENSATION

Name	Benefit	Non-Renewal by Successor Within 12 Months Following a Change in Control(1)	Successor Fails to Assume Agreement Upon a Change in Control (No Termination of Employment)(1)	Termination by Quanta Without Cause Within 12 Months Following a Change in Control(1)	Termination by Executive for Good Reason Within 12 months Following a Change in Control(1)
Austin	Severance	$8,202,000	$-	$8,202,000	$8,202,000
	Welfare Benefits(3)	45,724	-	45,724	45,724
	Equity Benefit(4)	9,233,647	9,233,647	9,233,647	9,233,647
	Gross-up/(Cut-back)(5)	-	-	-	-
	Total	$17,481,371	$9,233,647	$17,481,371	$17,481,371
Jensen	Severance	$-	$-	$4,284,000	$4,284,000
	Welfare Benefits(3)	-	-	45,724	45,724
	Equity Benefit(4)	3,881,384	3,881,384	3,881,384	3,881,384
	Gross-up/(Cut-back)(5)	-	-	-	-
	Total	$3,881,384	$3,881,384	$8,211,108	$8,211,108
Querrey(2)	Severance	$-	$-	$-	$-
	Welfare Benefits(3)	-	-	-	-
	Equity Benefit(4)	1,000,857	1,000,857	1,000,857	1,000,857
	Gross-up/(Cut-back)(5)	-	-	-	-
	Total	$1,000,857	$1,000,857	$1,000,857	$1,000,857
Morris	Severance	$-	$-	$2,674,440	$2,674,440
	Welfare Benefits(3)	-	-	52,926	52,926
	Equity Benefit(4)	1,149,945	1,149,945	1,149,945	1,149,945
	Gross-up/(Cut-back)(5)	-	-	-	-
	Total	$1,149,945	$1,149,945	$3,877,311	$3,877,311
Wisenbaker(2)	Severance	$-	$-	$-	$-
	Welfare Benefits(3)	-	-	-	-
	Equity Benefit(4)	1,019,432	1,019,432	1,019,432	1,019,432
	Gross-up/(Cut-back)(5)	-	-	-	-
	Total	$1,019,432	$1,019,432	$1,019,432	$1,019,432

(1)	With respect to these scenarios, the equity benefit is triggered upon a change in control, and the remaining amounts are triggered upon non-renewal, failure to assume or termination of employment, as applicable.
(2)	Messrs. Querrey and Wisenbaker do not have Employment Agreements, and therefore are not entitled to severance or continuation of welfare benefits in the above scenarios.
(3)	Welfare benefits include an approximation of the cost of continued payment of insurance premiums for up to three years after termination, based on the actual cost of premiums for 2017 and the estimated costs of premiums for 2018 and 2019.
(4)	The equity benefit represents (i) the value of the unvested RSUs held by the NEO as of December 31, 2016 that would vest upon occurrence of the event and (ii) the value of unearned performance units held by the NEO as of December 31, 2016. As of December 31, 2016, the NEOs held the following unearned performance units: 130,776 for Mr. Austin; 52,021 for Mr. Jensen; 12,004 for Mr. Querrey; 14,006 for Mr. Morris; and 13,441 for Mr. Wisenbaker. The actual number of unearned performance units that would become earned upon occurrence of the event is described in “Equity Incentive Plans” above.
(5)	The excise tax gross-up would be an additional payment in an amount equal to the excise tax imposed plus any federal, state and local income taxes and additional excise taxes attributable to such payment. The Employment Agreements do not contain excise tax gross-up provisions. The cut-back would be the amount by which the severance payment is reduced, such that, after such reduction, no portion of the payments and benefits would be subject to the excise tax.

2017 Proxy Statement 51

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The material features of our equity compensation plans are described in Note 12 to the consolidated financial statements included in Item 8 of Part II of Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The following table sets forth information as of December 31, 2016 with respect to our equity compensation plans, all of which have received stockholder approval.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,264,688	(1)	$20.29	(2)	4,312,653	(3)
Equity compensation plans not approved by security holders	-		-		-
Total	4,264,688	(1)	$20.29		4,312,653	(3)

(1)	Includes (i) 1,223 shares issuable upon exercise of stock options that were assumed in connection with Quanta’s acquisition of InfraSource on August 30, 2007, (ii) 3,769,956 shares issuable in connection with unvested RSUs and a target amount of unearned and unvested awards of performance units that will vest on December 31, 2017 and 2018 based upon the satisfaction of 3-year company performance metrics, and (iii) 493,509 vested RSUs and performance units the settlement of which has been deferred. The performance metrics for the performance units that are scheduled to be earned and vest on December 31, 2018 are described further in “Compensation Discussion & Analysis – Executive Compensation Decisions for 2016 Long-Term Incentive Plan.”
(2)	Excludes unvested RSUs, vested and deferred RSUs and performance units because those awards do not have exercise prices.
(3)	Includes, as of December 31, 2016, (i) 156,633 shares of Common Stock issuable under the Stock Plan, which provides that the aggregate amount of Common Stock with respect to which stock options or restricted stock may be awarded may not exceed 4,000,000 shares, and (ii) 4,156,020 shares of Common Stock issuable under the Omnibus Plan, which provides that the aggregate amount of Common Stock with respect to which equity awards may be granted may not exceed 11,750,000 shares.

52 Quanta Services, Inc.

EXECUTIVE COMPENSATION

FEES OF THE COMPENSATION COMMITTEE CONSULTANT

As discussed in “Compensation Discussion & Analysis – Compensation Philosophy and Process – Role of Compensation Consultant,” the Compensation Committee independently retained Deloitte in 2016 to provide benchmarking data, review the competitiveness of Quanta’s executive compensation for the NEOs, and provide advice on the amount and form of executive compensation. Management supported, but did not make or recommend, the decision to engage Deloitte. Deloitte was also engaged to provide certain additional services to Quanta. Management has engaged Deloitte from time to time to provide tax, transaction and management advisory services and valuation assessments.

The aggregate fees billed by Deloitte and its affiliates for services performed during 2016 were as follows:

●

$264,000 for services for the Compensation Committee and Governance and Nominating Committee regarding executive officer and non-employee director compensation matters, such as providing benchmarking data, reviewing Quanta’s incentive compensation plans, and participating in certain Compensation Committee and Governance and Nominating Committee meetings;

●

$2,537,553 for tax advisory services provided to Quanta, including (i) U.S., Canada and Australia corporate income tax on-call engagements, (ii) U.S. tax return review services, (iii) Canadian federal and provincial tax return preparation and related assistance with ASC 740 income tax accounting for Canadian operations, (iv) documentation of transfer pricing methodologies, (v) sales and use tax advisory services, (vi) tax return preparation services provided to Quanta and certain Quanta employees in connection with international assignments, (vii) Australian tax return preparation and compliance matters, (viii) reporting requirements and preparation of employee taxpayer information required by the Affordable Care Act and (ix) miscellaneous de minimis tax services for direct and indirect taxes imposed in other non-US jurisdictions.

●	$196,990 for tax and valuation advisory services provided to Quanta, including due diligence services in connection with various business acquisitions, dispositions and restructuring transactions; and
●	$14,000 for valuation services provided to Quanta in connection with ASC 350 goodwill impairment testing.

To prevent the perception of a potential conflict of interest involving Deloitte and its affiliates, (i) the individuals from Deloitte Tax LLP and Deloitte & Touche LLP who provided the tax and valuation services, respectively, to Quanta were not the same individuals who provided the consulting services to the Compensation Committee, (ii) the Deloitte consultants who provided services to the Compensation Committee assured the Committee that no portion of their compensation would be based on the amount or level of services provided by Deloitte Tax LLP or Deloitte & Touche LLP, or any other services provided by Deloitte’s affiliates, to Quanta, (iii) the Deloitte consultants who provided services to the Compensation Committee do not own any stock in Quanta or otherwise provide any other services to Quanta other than consulting services to the Compensation Committee and the Governance and Nominating Committee, (iv) Deloitte maintains conflict of interest policies that require objectivity of all its professionals, and (v) the Deloitte consultants have no business or personal relationships with members of the Compensation Committee or Quanta’s executive officers.

The Compensation Committee approved the services and related fees above to the extent related to executive compensation and concluded that Deloitte did not have any conflicts of interest that would impair the Deloitte consultants’ independence. The Compensation Committee did not review or approve the other services provided by Deloitte and its affiliates to Quanta, as the decision to engage Deloitte to perform these other services was made by another Board committee or by management in the normal course of business.

2017 Proxy Statement 53

 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation.

The Board is committed to excellence in corporate governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board is providing Quanta’s stockholders with an opportunity to provide an advisory vote to approve the compensation of Quanta’s NEOs, as described in “Compensation Discussion & Analysis” and “Executive Compensation,” the compensation tables and the accompanying narrative disclosure, set forth in this proxy statement.

At the 2016 annual meeting of stockholders, approximately 92% of Quanta’s stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 15, 2016. The Compensation Committee intends to seek stockholder guidance on executive compensation by conducting future advisory votes on executive compensation in accordance with the results of the stockholder advisory vote on the frequency of future advisory votes at the 2017 annual meeting, as discussed further in “Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.”

The Compensation Committee establishes, recommends and governs the compensation and benefits policies and actions for the NEOs. Quanta’s compensation philosophy is designed to:

●	align NEO incentives with short-term and long-term stockholder value creation;
●	attract, motivate and retain the best possible executive officer talent by maintaining competitive compensation programs;
●	tie cash incentives to the achievement of measurable company performance goals and organizational objectives that are associated with strategies intended to differentiate Quanta from its peers;
●	tie stock incentives to the achievement of measurable company goals linked to our long-term strategic plans; and
●	promote an ownership culture.

Consistent with our compensation philosophy, Quanta’s executive compensation program links a substantial portion of compensation to both individual and company performance, with a significant portion of target total direct compensation of NEOs each year being “at-risk,” and therefore dependent upon performance against performance metrics and targets. Moreover, equity-based awards provide an important role in our executive compensation program, providing alignment with stockholders, creating incentives for the increase of stockholder value and promoting an ownership culture. Finally, Quanta’s executive compensation program is designed to reward superior performance and provide for a substantial reduction in earned compensation due to underperformance.

Overall, the Compensation Committee believes that the total compensation paid and awarded to Quanta’s NEOs in 2016 is reasonable and appropriate. Annual cash incentives for the 2016 performance year were aligned with company performance and the NEOs’ achievement of organizational objectives. With respect to long-term equity incentive awards, 50% (or 55% in the case of Mr. Austin) of those awards remain subject to a 3-year performance period requiring achievement of certain strategic initiatives designed to support Company growth and diversification and an improvement in return on invested capital, which the Compensation Committee believes is strongly connected to stockholder value creation. The remainder of the long-term equity incentive awards vest over a 3-year period, which further links NEO compensation and stockholder value and promotes retention. For these reasons, the Board unanimously recommends that stockholders vote in favor of the following resolution:

54 Quanta Services, Inc.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

“RESOLVED, that the compensation paid to Quanta’s named executive officers, as described pursuant to the compensation disclosure rules of the Securities and Exchange Commission in Quanta’s proxy statement for the 2017 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure and any related disclosure, is hereby APPROVED.”

Advisory approval of the resolution on Quanta’s executive compensation requires the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal. The results of this vote are not binding on the Board, whether or not the proposal is adopted. While the resolution is non-binding, the Board values the opinions that stockholders express in their votes and in any additional dialogue. In evaluating the vote on this advisory resolution, the Board intends to consider the voting results in their entirety.

The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation.

2017 Proxy Statement 55

 ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL 3

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
The Board of Directors unanimously recommends a vote to conduct an advisory vote on executive compensation every YEAR.

As required by the Section 14A(a)(2) of the Exchange Act, we are providing our stockholders with an opportunity to provide an advisory vote to determine whether the stockholder vote on executive compensation should occur every one, two or three years.

We believe holding an advisory vote on executive compensation every year would allow Quanta to conduct a meaningful and detailed review of its pay practices in response to stockholder feedback. To that end, we believe that stockholders should have a frequent opportunity to express their views on our executive compensation program, consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and other matters.

For the reasons discussed above, our Board recommends that stockholders vote to hold the advisory vote on executive compensation every year. Stockholders are not voting, however, to approve or disapprove of this particular recommendation. The proxy card provides for four choices, and stockholders are entitled to vote on whether the advisory vote on executive compensation should be held every one, two, or three years, or to abstain from voting.

With respect to the advisory vote on the frequency of future advisory votes on Quanta’s executive compensation, the voting option (1 year, 2 years or 3 years), if any, that receives the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal will be adopted by the stockholders, in accordance with our bylaws.

Because this vote is advisory, the results are not binding on our Board. Nonetheless, our Board values the opinions that stockholders express in their votes and in any additional dialogue. In evaluating the vote on this advisory resolution, the Board will consider the voting results in their entirety. If one of the voting options is not adopted by the required vote of the stockholders, our Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by the stockholders. Our Board may decide, however, that it is in the best interests of our stockholders and Quanta to hold a non-binding advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

The Board of Directors unanimously recommends a vote to conduct an advisory vote on executive compensation every YEAR.

56 Quanta Services, Inc.

 INDEPENDENT AUDITOR

PROPOSAL 4

Ratification of the Appointment of Independent Registered Public Accounting Firm
The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The Audit Committee has the ultimate authority and responsibility to directly appoint, compensate, retain, oversee, evaluate and, where appropriate, terminate Quanta’s independent registered public accounting firm. The Audit Committee has appointed PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for the fiscal year ending December 31, 2017. PricewaterhouseCoopers LLP has served as Quanta’s independent public accounting firm since June 2002.

Prior to selecting an independent registered public accounting firm, the Audit Committee considers the firm’s qualifications, independence and performance, as well as the advisability and potential impact of selecting a new independent registered public accounting firm. At least annually the Audit Committee also obtains and reviews a report from its current independent registered public accounting firm describing (1) its internal quality control procedures, (2) any material issues raised by their most recent quality-control review (whether internal or peer review) or by any governmental or professional authority inquiry or investigation, within the preceding five years and with respect to an independent audit carried out by the firm, along with any steps taken to deal with any such issues, and (3) all relationships between the firm and Quanta. Additionally, when assessing the public accounting firm’s independence, the Audit Committee reviews all audit and non-audit services provided by the firm in the prior fiscal year. For further information regarding the services provided by PricewaterhouseCoopers LLP during fiscal year 2016, see “Independent Auditor – Audit Fees.”

In accordance with SEC rules, audit partners for independent registered public accounting firms are also subject to rotation requirements that limit the number of consecutive years an individual partner may serve in certain roles. For lead and concurring audit partners, the maximum is five consecutive years of service. We select the lead partner from our independent registered public accounting firm pursuant to this rotation policy following meetings with potential candidates and discussions between the Audit Committee and management.

We are asking our stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of Quanta and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be provided an opportunity to make a statement, if they choose, and to respond to appropriate questions.

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, present at the meeting in person or by proxy and entitled to vote on this proposal.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

2017 Proxy Statement 57

INDEPENDENT AUDITOR

AUDIT COMMITTEE REPORT

The Audit Committee is composed of four independent directors and operates under a formal written charter adopted by the Board of Directors.

As members of the Audit Committee, our primary purpose is to assist with the Board of Directors’ oversight of (1) the integrity of Quanta’s financial statements, (2) Quanta’s compliance with applicable legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, and (4) the performance of Quanta’s internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment and compensation of Quanta’s independent registered public accounting firm. Management is responsible for Quanta’s financial reporting processes, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. Quanta’s independent registered public accounting firm is responsible for expressing an opinion as to whether the consolidated financial statements are free of material misstatements based on their audit. Our responsibility is to monitor and review these processes. In carrying out our role, we rely on Quanta’s management and independent registered public accounting firm.

We have reviewed and discussed Quanta’s audited consolidated financial statements with management. Management has confirmed to us that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

In addition, we have discussed with PricewaterhouseCoopers LLP, Quanta’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, as amended, issued by the Public Company Accounting Oversight Board.

We have received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with us concerning independence, and we have discussed with PricewaterhouseCoopers LLP its independence from Quanta.

Based on our review and discussions referred to above, we recommended to Quanta’s Board of Directors that Quanta’s audited consolidated financial statements be included in Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.

Worthing F. Jackman, Chairman
Vincent D. Foster
Bernard Fried
David M. McClanahan

58 Quanta Services, Inc.

INDEPENDENT AUDITOR

AUDIT FEES

The Audit Committee of the Board has adopted a policy requiring pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. On an annual basis, the Audit Committee reviews and, as it deems appropriate, pre-approves the particular services to be provided by our independent registered public accounting firm and establishes specific budgets for each service. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee must be informed promptly of the provision by our independent registered public accounting firm of each service that is pre-approved by the Audit Committee. In addition, the Audit Committee may periodically revise the list of pre-approved services and related fee levels, based on subsequent determinations. Any services expected to exceed pre-approved fee levels require the specific pre-approval of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members.

The following table details the aggregate fees billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for fiscal years 2016 and 2015:

	2016	2015
Audit Fees(1)	$3,918,256	$4,001,894
Audit-Related Fees(2)	390,123	-
Tax Fees	70,000	25,000
All Other Fees(3)	2,893	131,919
Total	$4,381,272	$4,158,813

(1)	Represents fees for professional services rendered for the audit of our annual consolidated financial statements, reviews of our interim consolidated financial statements, reviews of documents filed with the SEC, evaluation of the effectiveness of Quanta’s internal control over financial reporting, state licensing pre-qualification filings, and financial statement audits of certain of our subsidiaries, as well as out-of-pocket expenses incurred in the performance of audit services.
(2)	Represents fees for professional services rendered for other assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, including fees for consultations related to financial, tax and Foreign Corrupt Practices Act, due diligence work associated with potential acquisitions, and fees related to consultations in connection with Quanta’s correspondence with the SEC or other regulatory authorities, as well as out-of-pocket expenses incurred in the performance of audit-related services.
(3)	Represents fees for accounting research software tools and new market research services.

The Audit Committee has reviewed the services performed by PricewaterhouseCoopers LLP and the related fees and has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining independence of PricewaterhouseCoopers LLP. During 2016, no fees for services outside the scope of audit, review, or attestation that exceed the waiver provisions of 17 CFR 210.2-01(c)(7)(i)(C) were approved by the Audit Committee.

2017 Proxy Statement 59

 ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS FOR THE 2018 ANNUAL MEETING

Stockholders who desire to submit a proposal for inclusion in Quanta’s proxy materials for the 2018 annual meeting of stockholders may do so by complying with the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion in our proxy materials under Rule 14a-8, stockholder proposals must be received by Quanta’s Corporate Secretary at our principal executive offices no later than December 15, 2017. Stockholder proposals should be addressed to Corporate Secretary, Quanta Services, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056.

Under our bylaws, with respect to any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but instead is proposed to be presented directly at our 2018 annual meeting, and with respect to any stockholder nominees for director election, a stockholder’s notice must be received by our Corporate Secretary at the address of our principal executive offices set forth above not earlier than January 24, 2018 and not later than February 23, 2018 (unless the 2018 annual meeting date is before April 24 or after June 23 in which case we must receive such notice not earlier than the close of business 120 days before such annual meeting date and not later than the close of business on the later of 90 days before such annual meeting date and 10 days after we first publicly announce the date of such annual meeting). However, if the number of directors to be elected at the 2018 annual meeting of stockholders is increased and we do not publicly announce the nominee(s) for the new directorship(s) by February 13, 2018, a stockholder’s notice solely with respect to nominee(s) for the additional directorship(s) must be received by our Corporate Secretary not later than 10 days after we first publicly announce the increase in the number of directors.

Any such stockholder proposal and director nomination must comply in all respects with the specific requirements included in our bylaws. Our bylaws are available in the “Investors & Media / Governance” section of our website at www.quantaservices.com. If a stockholder’s notice regarding a stockholder proposal or director nomination is received after the applicable deadline, our proxy materials for the 2018 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy statement for our 2018 annual meeting of stockholders.

60 Quanta Services, Inc.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of April 3, 2017, unless otherwise indicated, with respect to each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock, Series F Preferred Stock or Series G Preferred Stock. Except as indicated otherwise, the beneficial owners named below have sole voting and investment power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned		Percent of Class(1)
The Vanguard Group, Inc.	Common Stock	13,598,712	(2)	9.2%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
BlackRock, Inc.	Common Stock	8,522,568	(3)	5.7%
55 East 52nd Street
New York, New York 10055
AJO, LP	Common Stock	8,064,197	(4)	5.4%
230 S. Broad Street, 20th Floor
Philadelphia, Pennsylvania 19102
Victor Budzinski, Trustee	Series F	1	(5)	100.0%
208 Windermere Drive N.W.	Preferred Stock
Edmonton, Alberta T6W 0S4
Gunnar Investments Inc.	Series G	1	(6)	100.0%
1900 520 3rd Street SW	Preferred Stock
Calgary, Alberta T2P

*	Percentage of shares does not exceed 1%.
(1)	The percent of class beneficially owned is calculated based on (i) with respect to our Common Stock, 148,563,031 shares, (ii) with respect to our Series F Preferred Stock, one share, and (iii) with respect to our Series G Preferred Stock, one share, in each case issued and outstanding as of April 3, 2017. In addition, if a person has the right to acquire beneficial ownership of shares within 60 days following April 3, 2017, those shares are deemed beneficially owned by that person as of that date and are deemed to be outstanding solely for the purpose of determining the percentage of Common Stock that he or she owns. Those shares are not included in the computations for any other person.
(2)	Based on Schedule 13G/A (Amendment No. 7) filed on February 13, 2017 by The Vanguard Group, Inc. (“Vanguard”), an investment adviser, which has sole voting power over 200,816 shares, sole dispositive power over 13,386,654 shares, shared voting power over 19,401 shares, and shared dispositive power over 212,058 shares. The Schedule 13G/A (Amendment No. 7) further indicates that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 192,657 shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 27,560 shares as a result of its serving as investment manager of Australian investment offerings.
(3)	Based on Schedule 13G/A (Amendment No. 7) filed on January 25, 2017 by BlackRock, Inc., a parent holding company for a number of investment management subsidiaries, which has sole voting power with respect to 7,677,891 shares and sole dispositive power over all 8,522,568 shares.
(4)	Based on Schedule 13G filed on February 10, 2017 by AJO, LP, an investment advisor, which has sole voting power over 4,662,262 shares and sole dispositive power over 8,064,197 shares.
(5)	As of April 3, 2017, the one issued and outstanding share of our Series F Preferred Stock had voting rights equivalent to 3,500,000 shares, or 2.4%, of our Common Stock.
(6)	As of April 3, 2017, the one issued and outstanding share of our Series G Preferred Stock had voting rights equivalent to 449,929 shares, or 0.3%, of our Common Stock.

2017 Proxy Statement 61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 3, 2017, the number of shares of Common Stock beneficially owned by (i) each of our directors and director nominees, (ii) each of our NEOs listed in the 2016 Summary Compensation Table and (iii) all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number(2)		Percent of Class
Directors:(3)
Vincent D. Foster	245,716	(4)(5)	*
Bruce Ranck	112,162	(4)(6)	*
Bernard Fried	58,558	(4)(5)(6)	*
Worthing F. Jackman	32,371	(4)(5)	*
J. Michal Conaway	24,169	(4)(5)	*
Margaret B. Shannon	22,497	(4)	*
Pat Wood, III	22,364	(4)(5)	*
David M. McClanahan	12,275	(4)	*
Doyle N. Beneby	7,275	(4)	*
Named Executive Officers:
Earl. C. (Duke) Austin, Jr.	247,072	(5)(6)(7)	*
Derrick A. Jensen	166,910	(5)(7)	*
Dale L. Querrey	42,338	(7)	*
Randall C. Wisenbaker	36,869	(5)(7)	*
Jesse E. Morris	28,601	(5)(7)	*
James F. O’Neil III	163,849	(5)(7)(8)	*
All directors and executive officers as a group (17 persons)	1,110,612	(4)(5)(6)(7)(8)	*

*	Percentage of shares does not exceed 1%.
(1)	The percent of class beneficially owned is calculated based on 148,563,031 shares of our Common Stock issued and outstanding as of April 3, 2017, adjusted as required by the rules promulgated by the SEC. Shares of Common Stock that may be acquired upon vesting of RSUs within 60 days of April 3, 2017 and vested RSUs that are not yet settled are deemed outstanding and beneficially owned by the person holding such RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.
(2)	Except as otherwise indicated, the persons named have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.
(3)	Mr. Austin is an executive officer and director of Quanta, but his beneficial ownership is reported with the executive officers.
(4)	Includes shares that may be acquired upon vesting of RSUs within 60 days of April 3, 2017 as follows: 9,914 shares for Mr. Ranck; 6,035 shares for each of the other non-employee directors; and 72,329 shares for all directors and executive officers as a group.
(5)	Includes RSUs and performance units that have vested or that will vest within 60 days of April 3 2017 and for which settlement has been or will be deferred, as applicable, pursuant to the deferred compensation plans maintained by Quanta as follows: 19,811 shares for each of Messrs. Foster, Fried, Jackman and Wood; 7,306 shares for Mr. Conaway; 146,366 shares for Mr. Austin; 87,184 for Mr. Jensen; 19,378 shares for Mr. Morris; 2,680 shares for Mr. Wisenbaker; 163,762 for Mr. O’Neil; and 355,267 shares for all directors and executive officers as a group.
(6)	Includes shares held by family trusts or family limited partnerships as to which the named person and his or her spouse have shared voting and investment power as follows: 102,248 shares for Mr. Ranck; 38,747 shares for Mr. Fried; 20,000 shares for Mr. Austin; and 160,995 shares for all directors and executive officers as a group.
(7)	Does not include shares underlying performance units or performance-based RSUs that vest only to the extent performance objectives are achieved as follows: 277,678 units for Mr. Austin; 100,499 units for Mr. Jensen; 31,395 units for Mr. Querrey; 33,274 units for Mr. Morris; 22,284 units for Mr. Wisenbaker; 87,108 for Mr. O’Neil; and 593,087 units for all directors and officers as a group.
(8)	Mr. O’Neil resigned as President, Chief Executive Officer and Director as of March 14, 2016, and therefore shares beneficially owned by him are excluded from the total for all directors and executive officers as a group.

62 Quanta Services, Inc.

 CERTAIN TRANSACTIONS

RELATED PARTY TRANSACTIONS

Transactions Involving Executive Officers and Directors

North Houston Pole Line, L.P. (“North Houston”), a wholly-owned subsidiary of Quanta, is a party to certain facility leases with Properties, Etc., the general partner and 50% owner of which is Earl C. (Duke) Austin, Jr., who is our President, Chief Executive Officer, Chief Operating Officer and a director. During 2016, North Houston paid an aggregate of $416,989 to Properties, Etc. in rent expense related to these leases. These leases have various terms through August 2021, and as of December 31, 2016, provided for aggregate remaining lease obligations of $2,214,128 through the conclusion of the lease terms. In addition, North Houston is a party to a facility lease with Mr. Austin and paid Mr. Austin $149,458 in rent expense for 2016 related to this lease. As of December 31, 2016, the aggregate remaining lease obligations under this lease were $739,200 through the conclusion of the lease term in August 2021. Further, North Houston is a party to a facility lease with Mr. Austin’s father and paid Mr. Austin’s father $186,000 in rent expense for 2016 related to this lease. As of December 31, 2016, the aggregate remaining lease obligations under this lease were $924,000 through the conclusion of the lease term in August 2021. These leases relate primarily to facilities that were occupied by North Houston when Quanta acquired North Houston in 2001. Based upon an independent market valuation, we believe that the rental rates of these leases do not exceed fair market value.

Quanta employed Dean McInnis, the brother-in-law of Randall C. Wisenbaker, one of our executive officers, during 2016. Quanta paid him an aggregate of $121,679 in salary, non-equity incentive bonus, health and welfare coverage and 401(k) plan matching contributions for 2016. In addition, during 2016, we granted 245 RSUs to Dean McInnis, with a grant date fair value of $5,368, vesting in three equal annual installments beginning in the first quarter of 2017. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2016.

Quanta employed Travis Grindstaff, the brother of Nicholas M. Grindstaff, one of our executive officers, during 2016. Quanta paid him an aggregate of $240,911 in salary, non-equity incentive bonus, health and welfare coverage and 401(k) plan matching contributions for 2016. In addition, during 2016, we granted 978 RSUs to Travis Grindstaff, with a grant date fair value of $21,428, vesting in three equal annual installments beginning in the first quarter of 2016. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2016.

During 2016, Quanta also employed David J. Ball, the son of James R. Ball, a former member of our Board that did not stand for re-election in 2016. Quanta paid him an aggregate of $202,881 in salary, non-equity incentive bonus, health and welfare coverage and 401(k) plan matching contributions for 2016. In addition, during 2016, we granted 1,163 RSUs to David J. Ball, with a grant date fair value of $25,481, vesting in three equal annual installments beginning in the first quarter of 2017. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2016.

Transactions Involving Holder of Series F Preferred Stock

Valard Construction LP (“Valard”), a wholly-owned subsidiary of Quanta, and Valard Construction Ltd. (“Valard Ltd.”), an affiliate of Valard and also a wholly-owned subsidiary of Quanta, are parties to certain facility leases with 964125 Alberta Ltd., a corporation controlled by the spouse of Victor Budzinski, holder in a trustee capacity of the single outstanding share of Quanta’s Series F Preferred Stock. Valard and Valard Ltd. paid an aggregate of $1,418,570 to 964125 Alberta Ltd. in rent expense for 2016 related to these leases. These leases have various terms through October 2020, and as of December 31, 2016, provided for aggregate remaining lease obligations of $3,900,313 through the conclusion of the lease terms. These leases relate primarily to facilities that were occupied by Valard and Valard Ltd. when Quanta acquired Valard Ltd. in 2010. Based upon an independent market valuation, we believe that the rental rates of these leases do not exceed fair market value.

Valard Construction 2008 Ltd. (“Valard 2008”), a wholly-owned subsidiary of Valard Ltd., employed Victor Budzinski during 2016 and paid him an aggregate of $372,956 in salary, bonus and health and welfare coverage in 2016. Valard 2008 also employed Adam Budzinski, the son of Victor Budzinski, and paid him an aggregate of $434,348 in salary, bonus, health and welfare coverage and retirement plan contributions. Also during 2016, Valard employed (i) Maureen Budzinski, the sister of Victor Budzinski, and paid her an aggregate of $137,233 in salary, bonus, health and welfare coverage and retirement plan contributions, (ii) William Budzinski, the brother of Victor Budzinski, and paid him an aggregate of $133,666 in salary, bonus, health and welfare coverage and retirement plan contributions and (iii) Alexander Budzinski, the son of Victor Budzinski, and paid him an aggregate of $126,696 in salary, bonus, health and welfare

2017 Proxy Statement 63

CERTAIN TRANSACTIONS

coverage and other compensation. In addition, during 2016, Quanta granted (i) 12,103 RSUs to Victor Budzinski, with a grant date fair value of $265,177, (ii) 10,758 RSUs to Adam Budzinski, with a grant date fair value of $235,708 and (iii) 705 RSUs to Maureen Budzinski, with a grant date fair value of $16,205. Each of the awards vest in three equal annual installments beginning in the first quarter of 2016 for Victor and Adam Budzinski and in May 2017 for Maureen Budzinski. The RSUs were granted on the same terms and conditions as RSUs granted to other Canadian employees in 2016. The employment of Victor Budzinski, Adam Budzinski, Maureen Budzinski and Alexander Budzinski, as well as William Budzinski’s service as an independent contractor for Valard, predated Quanta’s acquisition of Valard and its affiliates in 2010, and William Budzinski was hired as an employee in 2014.

All amounts associated with Valard and its affiliates, other than the grant date fair value of RSU awards, were paid in local (foreign) currency. The amounts reflected above represent the U.S. dollar equivalent of the aggregate amounts reportable during 2016, based on the spot exchange rate for such foreign currency to the U.S. Dollar on December 31, 2016, as reported by the Wall Street Journal.

Transactions Involving Holder of Series G Preferred Stock

Northstar Energy Services Inc. (“Northstar”), a wholly-owned subsidiary of Quanta, is party to a facility lease with Kehr Developments Inc., a corporation controlled by Jay Gunnarson, beneficial holder of the single outstanding share of Quanta’s Series G Preferred Stock. Northstar paid $420,417 to Kehr Developments, Inc. in rental expense for 2016 related to the facility lease, and the lease has a term through January 2024. As of December 31, 2016, the remaining lease obligations were $2,945,537. This lease relates to a property occupied by Northstar when Quanta acquired Northstar in January 2014. Based upon an independent market valuation, the current rental rate of this lease does not exceed fair market value.

All amounts associated with Northstar were paid in local (foreign) currency. The amounts reflected above represent the U.S. dollar equivalent of the amounts reportable during 2016, based on the spot exchange rate for such foreign currency to the U.S. Dollar on December 31, 2016, as reported by the Wall Street Journal.

REVIEW OF RELATED PARTY TRANSACTIONS

We have a written policy and procedures for the review, approval and ratification of transactions with related persons. Under our policy, related persons include, among others, our executive officers and corporate employees, certain employees of our subsidiaries, directors, principal stockholders, and immediate family members of such persons. The transactions covered under our policy generally include any business transaction between Quanta and a related person, including, among others, the lease of real property from a related person, the employment of a related person, the sale of inventory or supplies to or the purchase of inventory or supplies from a related person, and the supply of services to or receipt of services from a related person. Related party transactions involving an amount exceeding $120,000 and in which any of our directors, director nominees, executive officers, beneficial owners of greater than five percent (5%) of any class of our voting securities, or any immediate family members of the foregoing may have an interest require the approval of the Audit Committee. In considering the approval of any related party transaction, a legitimate business case must be presented that includes, among other things, whether the transaction terms are no less favorable than the terms generally available to an unaffiliated third party, the materiality of the transaction and the reasons that the transaction is beneficial to Quanta.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the SEC concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us. Based solely on our review of the copies of those forms furnished to us and written certifications from our directors and executive officers, we believe that, during 2016, all of our directors and executive officers were in compliance with the applicable filing requirements.

64 Quanta Services, Inc.

 GENERAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the meeting?

The meeting will be Quanta’s regular annual meeting of stockholders, and stockholders will be asked to vote on the following matters:

●	election of nine directors nominated by our Board;
●	approval, by non-binding advisory vote, of Quanta’s executive compensation;
●	recommendation, by non-binding advisory vote, of the frequency of future advisory votes on Quanta’s executive compensation; and
●	ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

How does the Board recommend that stockholders vote?

The Board recommends that stockholders vote as follows:

●	FOR the election of all nominees as directors;
●	FOR the advisory resolution approving Quanta’s executive compensation;
●	FOR conducting an advisory vote on executive compensation every year; and
●	FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.

When and where is the annual meeting?

The annual meeting will be held in the Williams Tower, 2nd Floor Conference Center, Auditorium No. 1, located at 2800 Post Oak Boulevard, Houston, Texas 77056, on May 24, 2017 at 8:30 a.m. local time.

Who can attend the meeting?

All stockholders of record as of March 27, 2017, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m. on May 24, 2017. Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. To obtain directions to the meeting, please contact our Corporate Secretary at (713) 629-7600.

If you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Who is entitled to vote at the meeting?

Holders of record of (i) our Common Stock, par value $0.00001 per share, (ii) our Series F Preferred Stock, par value $0.00001 per share, and (iii) our Series G Preferred Stock, par value $0.00001 per share, respectively, at the close of business on March 27, 2017, the record date for the meeting, are entitled to notice of and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or at any adjournments or postponements of the meeting, unless a new record date is then set.

As of March 27, 2017, there were 148,476,083 shares of our Common Stock, one share of our Series F Preferred Stock, and one share of our Series G Preferred Stock, respectively, outstanding and entitled to vote.

2017 Proxy Statement 65

GENERAL INFORMATION

What are the voting rights of the holders of Common Stock, Series F Preferred Stock and Series G Preferred Stock?

Each share of Common Stock is entitled to one vote on each matter on which it may vote. The share of Series F Preferred Stock is entitled to a number of votes equal to the number of outstanding Class A non-voting exchangeable common shares of our wholly-owned subsidiary, Valard Construction Ltd., a British Columbia corporation, on each matter on which it may vote. Valard Construction Ltd. had 3,500,000 Class A non-voting exchangeable common shares outstanding on March 27, 2017. The share of Series G Preferred Stock is entitled to a number of votes equal to the number of outstanding Class A non-voting exchangeable common shares of our wholly-owned subsidiary, Northstar Energy Services Inc., an Alberta corporation, on each matter on which it may vote. Northstar Energy Services Inc. had 449,929 Class A non-voting exchangeable common shares outstanding on March 27, 2017.

Holders of Common Stock, Series F Preferred Stock and Series G Preferred Stock vote together as a single class on all matters. The required vote to approve each item to be voted on at the meeting is described below.

What vote is required to approve each item to be voted on at the meeting?

Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the meeting and the Board accepts the resignation following the meeting. If a nominee is not re-elected, the Board will decide whether to accept the director’s resignation in accordance with the procedures listed in Quanta’s Corporate Governance Guidelines, which are available in the “Investors & Media / Governance” section of our website at www.quantaservices.com.

Advisory approval of the resolution on Quanta’s executive compensation and ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and each require the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on that proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on such proposal. Additionally, with respect to approval of the resolution on Quanta’s executive compensation, the results of the vote are not binding on the Board, whether or not the proposal is adopted by the aforementioned voting standard. In evaluating the vote on this resolution, the Board intends to consider the voting results in their entirety.

With respect to the advisory vote on the frequency of future advisory votes on Quanta’s executive compensation, the voting option (1 year, 2 years or 3 years), if any, that receives the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on that proposal will be adopted by the stockholders, in accordance with Quanta’s bylaws. Abstentions will have the same effect as a vote against each of the voting options. Broker non-votes will have no effect on the outcome of the advisory vote. The results of this vote are not binding on the Board, whether or not it is adopted by the aforementioned voting standard. In evaluating the vote on this advisory resolution, the Board will consider the voting results in their entirety. If one of the voting options is not adopted by the required vote of the stockholders, the Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by the stockholders.

Any other matter properly brought before the meeting will be decided by the affirmative vote of a majority of the voting power of the shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, considered together as a single class, present at the meeting in person or by proxy and entitled to vote on the matter.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

66 Quanta Services, Inc.

GENERAL INFORMATION

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by Quanta in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Can I vote my stock by completing and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the annual meeting.

How can I access the proxy materials over the Internet?

Your Notice or proxy card will contain instructions on how to view our proxy materials for the annual meeting on the Internet. Our proxy materials are available at www.proxyvote.com.

How do I vote?

You may vote by any of the following methods:

(i) Internet. Vote on the Internet at www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 23, 2017.

(ii) Telephone. Vote by telephone by following the instructions on the Notice or, if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 23, 2017.

(iii) Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 23, 2017.

(iv) Meeting. You may attend and vote at the annual meeting. The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the annual meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the annual meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other nominee), you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote in person at the annual meeting.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No, you do not need to return your proxy card if you vote by telephone or Internet.

If I vote by mail, telephone or Internet, may I still attend the annual meeting?

Yes, you may attend the annual meeting even if you have voted by mail, telephone or Internet.

2017 Proxy Statement 67

GENERAL INFORMATION

Can I change my vote?

Yes. You may revoke your proxy before the voting polls are closed at the annual meeting, by the following methods:

●

voting at a later time by Internet on the website www.proxyvote.com until 11:59 p.m. (Eastern Time) on May 23, 2017; (not available to the holders of Series F Preferred Stock or Series G Preferred Stock);

●

voting at a later time by telephone, following the instructions included with your Notice or proxy card, until 11:59 p.m. (Eastern Time) on May 23, 2017 (not available to the holders of Series F Preferred Stock or Series G Preferred Stock);

●	voting in person, or giving notice to the inspector of elections, at the annual meeting; or
●	signing, dating and delivering to Quanta’s Corporate Secretary a proxy with a later date or a written revocation of your most recent proxy.

The powers of the proxy holders will be revoked with respect to your shares if you attend the meeting in person and vote your shares in person by completing a written ballot. Attendance at the meeting will not by itself revoke a previously granted proxy. If you are a street name stockholder and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity’s procedures.

What is the effect of an advisory vote?

Because your votes with respect to approval of our named executive officer compensation and with respect to the frequency of future advisory votes on Quanta’s executive compensation are advisory, they will not be binding upon the Board. However, our Compensation Committee and the Board will take the outcome of each vote into account when considering future compensation arrangements for our executive officers and when determining the frequency of future advisory votes on executive compensation.

What constitutes a quorum?

The holders of shares representing both (i) a majority of the aggregate outstanding shares entitled to vote, and (ii) a majority of the aggregate voting power of Common Stock, Series F Preferred Stock and Series G Preferred Stock entitled to vote must be present, in person or by proxy, to constitute a quorum to transact business at the annual meeting.

As of March 27, 2017, there were 148,476,083 shares of our Common Stock with aggregate voting power of 148,476,083 votes, one share of our Series F Preferred Stock with aggregate voting power of 3,500,000 votes, and one share of our Series G Preferred Stock with aggregate voting power of 449,929 votes, respectively, outstanding and entitled to vote.

Your stock is counted as present at the annual meeting if you attend the annual meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum at the meeting.

What are broker non-votes?

The NYSE permits brokers to vote their customers’ stock held in street name on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, when the brokers have not received voting instructions from their customers. However, the NYSE does not allow brokers to vote their customers’ shares held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the annual meeting?

Ratification of the appointment of our independent registered public accounting firm is the only matter to be voted on at the meeting on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the annual meeting?

The election of directors, the advisory vote on executive compensation and the advisory vote on the frequency of future advisory votes on executive compensation are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.

68 Quanta Services, Inc.

GENERAL INFORMATION

What is the effect of not casting a vote?

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the matters that properly come before the meeting. If you hold your shares in street name, and you do not instruct your broker, bank or other nominee how to vote in the election of directors, the advisory vote to approve executive compensation or any other non-routine matter, no votes will be cast on your behalf on such matters, but your broker, bank or other nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm.

Where can I find the voting results of the annual meeting?

We plan to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K or an amendment thereto timely filed with the SEC. You may access or obtain a copy of this and other reports free of charge on the Company’s website at www.quantaservices.com or by contacting our investor relations department at investors@quantaservices.com. Also, the referenced Current Report on Form 8-K, any amendments thereto and other reports filed by Quanta with the SEC are available to you on the SEC’s website at www.sec.gov.

Who pays for the proxy solicitation related to the annual meeting?

The proxies being solicited hereby are being solicited by Quanta. The costs of soliciting proxies hereby, which may include the cost of preparing, printing and mailing the proxy materials, will be borne by Quanta. Our officers, directors and employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, postings on our website or other electronic means. We will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of our Common Stock and obtain their voting instructions. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our Common Stock. Quanta has not engaged an outside proxy solicitor for the annual meeting.

Can I get more than one copy of the proxy materials if multiple stockholders are located at my address?

In some instances, only one proxy statement and annual report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one of those stockholders. Quanta undertakes to promptly deliver upon request a separate copy of such materials to any stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address may also request delivery of a single copy of the proxy materials, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, stockholders should notify Quanta by contacting the Corporate Secretary in writing at Quanta Services, Inc., 2800 Post Oak Blvd., Suite 2600, Houston, Texas 77056 or by phone at (713) 629-7600.

What if I receive more than one proxy card?

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

2017 Proxy Statement 69

 ADDITIONAL INFORMATION

OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matter that will be brought before the annual meeting. Pursuant to Quanta’s bylaws, additional matters may be brought only by or at the direction of the Board. However, if any other matter properly comes before the annual meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote on such matters as recommended by the Board or, if no recommendation is given, in accordance with their best judgment and discretion.

By Order of the Board of Directors,

Carolyn M. Campbell Corporate Secretary

Houston, Texas
April 14, 2017

70 Quanta Services, Inc.

 APPENDIX A – RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

Adjusted Organic Diluted Earnings Per Share from Continuing Operations
For the Year Ended December 31, 2016
(in thousands, except per share information)
(Unaudited)

Reconciliation of adjusted organic net income from continuing operations attributable to common stock:
Net income from continuing operations attributable to common stock (GAAP as reported)	$198,725
Adjustments:
Impact of income tax contingency releases	(20,488)
Tax effect of higher domestic earnings	7,733
Unbudgeted legal costs	8,051
Severance and restructuring charges	6,352
Asset impairments and other costs related to divested business	8,609
New business start-up costs	4,124
Acquisition and integration costs	3,053
Currency fluctuations	2,403
Contribution to a university endowment	2,369
Budgeted results of closed acquisitions during the year	(4,942)
Other non-recurring/unusual items	2,602
Income tax impact of adjustments	(7,008)
Adjusted organic net income from continuing operations attributable to common stock	$211,583
Weighted average shares:
Weighted average shares outstanding for diluted earnings per share	157,288
Weighted average shares outstanding for adjusted organic diluted earnings per share	154,692 (a)
Diluted earnings per share from continuing operations attributable to common stock and adjusted organic diluted earnings per share from continuing operations attributable to common stock:
Diluted earnings per share from continuing operations attributable to common stock	$1.26
Adjusted organic diluted earnings per share from continuing operations attributable to common stock	$1.37

(a)	Weighted average shares outstanding for adjusted organic diluted earnings per share reflects an adjustment to eliminate any benefit from share repurchases to the growth calculation. This calculation is consistent with the calculation of weighted average shares outstanding used for setting baseline and target adjusted organic diluted earnings per share and reflects share repurchase activities in 2016 as though they had occurred at the beginning of the baseline period (January 1, 2015).

2017 Proxy Statement A-1

ANNUAL MEETING OF STOCKHOLDERS OF
QUANTA SERVICES, INC.

May 24, 2017

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

Important Notice Regarding the Availability
of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement, 2016 Annual Report to Stockholders and 2016 Form 10-K are available at www.proxyvote.com.

↓     Please Detach and Mail in the Envelope Provided     ↓

QUANTA SERVICES, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Jesse E. Morris, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of Common Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 24, 2017, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 14, 2017 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Series F Preferred Stock or Series G Preferred Stock).

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARES WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, FOR EVERY 1 YEAR ON PROPOSAL NO. 3, AND “FOR” PROPOSAL NO. 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
QUANTA SERVICES, INC.

May 24, 2017

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

		For	Against	Abstain
1.	Election of Directors
	Earl C. Austin, Jr.	☐	☐	☐
	Doyle N. Beneby	☐	☐	☐
	J. Michal Conaway	☐	☐	☐
	Vincent D. Foster	☐	☐	☐
	Bernard Fried	☐	☐	☐
	Worthing F. Jackman	☐	☐	☐
	David M. McClanahan	☐	☐	☐
	Margaret B. Shannon	☐	☐	☐
	Pat Wood, III	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

	For	Against	Abstain

2. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY ONE (1) YEAR ON THE FOLLOWING:
3 years	2 years	1 years	Abstain

3. To recommend, by non-binding advisory vote, the frequency of stockholder advisory votes on Quanta’s executive compensation ☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:
	For	Against	Abstain

4. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2017	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change / comments, mark here (see reverse for instructions)	☐

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

QUANTA SERVICES, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Jesse E. Morris, and each of them, with full power of substitution to represent the undersigned and to vote the share of Series F Preferred Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 24, 2017, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed herein and as more particularly described in the Proxy Statement of the Company dated April 14, 2017 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Common Stock) to the extent necessary to avoid casting a number of votes greater than the number of votes that the undersigned holder of the Series F Preferred Stock is entitled to cast.

THE SHARE OF SERIES F PREFERRED STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARE WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, FOR EVERY 1 YEAR ON PROPOSAL NO. 3, AND “FOR” PROPOSAL NO. 4.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 24, 2017:

The Notice, Proxy Statement, 2016 Annual Report to Stockholders and 2016 Form 10-K are available at www.proxyvote.com.

SERIES F PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

		For	Against	Abstain
1.	Election of Directors
	Earl C. Austin, Jr.	☐	☐	☐
	Doyle N. Beneby	☐	☐	☐
	J. Michal Conaway	☐	☐	☐
	Vincent D. Foster	☐	☐	☐
	Bernard Fried	☐	☐	☐
	Worthing F. Jackman	☐	☐	☐
	David M. McClanahan	☐	☐	☐
	Margaret B. Shannon	☐	☐	☐
	Pat Wood, III	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

	For	Against	Abstain

2. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY ONE (1) YEAR ON THE FOLLOWING:
3 years	2 years	1 years	Abstain

3. To recommend, by non-binding advisory vote, the frequency of stockholder advisory votes on Quanta’s executive compensation ☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:
	For	Against	Abstain

4. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2017	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature	Date	Capacity	Number of Votes to be Cast as indicated herein

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

QUANTA SERVICES, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Derrick A. Jensen and Jesse E. Morris, and each of them, with full power of substitution to represent the undersigned and to vote the share of Series G Preferred Stock in Quanta Services, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 24, 2017, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed herein and as more particularly described in the Proxy Statement of the Company dated April 14, 2017 and (2) in their discretion upon such other matters as may properly come before the meeting, including without limitation, to vote on the election of such substitute nominees as such proxies may select in the event any nominees named on this card become unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned (other than any proxy granted with respect to shares of Common Stock) to the extent necessary to avoid casting a number of votes greater than the number of votes that the undersigned holder of the Series G Preferred Stock is entitled to cast.

THE SHARE OF SERIES G PREFERRED STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT MAKE ANY VOTING SPECIFICATIONS, SUCH SHARE WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, FOR EVERY 1 YEAR ON PROPOSAL NO. 3, AND “FOR” PROPOSAL NO. 4.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 24, 2017:

The Notice, Proxy Statement, 2016 Annual Report to Stockholders and 2016 Form 10-K are available at www.proxyvote.com.

SERIES G PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

		For	Against	Abstain
1.	Election of Directors
	Earl C. Austin, Jr.	☐	☐	☐
	Doyle N. Beneby	☐	☐	☐
	J. Michal Conaway	☐	☐	☐
	Vincent D. Foster	☐	☐	☐
	Bernard Fried	☐	☐	☐
	Worthing F. Jackman	☐	☐	☐
	David M. McClanahan	☐	☐	☐
	Margaret B. Shannon	☐	☐	☐
	Pat Wood, III	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

	For	Against	Abstain

2. To approve, by non-binding advisory vote, Quanta’s executive compensation	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY ONE (1) YEAR ON THE FOLLOWING:
3 years	2 years	1 years	Abstain

3. To recommend, by non-binding advisory vote, the frequency of stockholder advisory votes on Quanta’s executive compensation ☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:
	For	Against	Abstain

4. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2017	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature	Date	Capacity	Number of Votes to be Cast as indicated herein

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.